SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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       Commission Only (as permitted
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CACI INTERNATIONAL INC
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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October 10, 2006

Dear Fellow Stockholder:

     I cordially invite you to attend your Company’s 2006 Annual Meeting of Stockholders on November 16, 2006, at 9:30 a.m., local time. The meeting will be held at the Fairview Park Marriott, 3111 Fairview Park Drive, Falls Church, Virginia 22042.

     The scheduled matters to be considered and acted on at the meeting are the election of directors; approval of the Company’s 2006 Stock Incentive Plan; approval of the Company’s Amended and Restated Management Stock Purchase Plan; approval to adjourn the meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve the 2006 Stock Incentive Plan or the Amended and Restated Management Stock Purchase Plan; and ratification of the appointment of independent auditors. Detailed information concerning these matters is set forth in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     As a stockholder, your vote is important. I encourage you to execute and return your proxy promptly whether or not you plan to attend so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting if you wish to do so.

     Thank you for your cooperation and continued support and interest in CACI International Inc.

Sincerely,

J. P. LONDON
Chairman of the Board, President and
Chief Executive Officer

     IMPORTANT: Even if you plan to attend the meeting, please complete, sign, date, and return promptly the enclosed proxy in the envelope provided to ensure that your vote will be counted. You may vote in person if you so desire, even if you previously have sent in your proxy. Please note that if you execute multiple proxies, the last proxy you execute revokes all previous ones.

CACI International Inc
1100 North Glebe Road
Arlington, Virginia 22201
________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held November 16, 2006
________________________

     Notice is hereby given that the Annual Meeting of Stockholders of CACI International Inc will be held on Thursday, November 16, 2006, at 9:30 a.m., local time, at the Fairview Park Marriott, 3111 Fairview Park Drive, Falls Church, Virginia 22042 for the following purposes:

1.	To elect the Company’s Board of Directors.

2.	To approve the Company’s 2006 Stock Incentive Plan.

3.	To approve the Company’s Amended and Restated Management Stock Purchase Plan.

4.	To approve a proposal to adjourn the meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve Item 2 or 3.

5.	To ratify the appointment of Ernst & Young LLP as the Company’s auditors for the current fiscal year.

6.	To transact such other business as may otherwise properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 20, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

     A list of the stockholders entitled to vote at the Annual Meeting will be made available during regular business hours at CACI International Inc, 3130 Fairview Park Drive, Suite 600, Falls Church, Virginia 22042, from November 3, 2006 through November 15, 2006, for inspection by any stockholder for any purpose germane to the meeting.

By Order of the Board of Directors

ARNOLD D. MORSE
Secretary
Arlington, Virginia
Dated: October 10, 2006

     IMPORTANT: Even if you plan to attend the meeting, please complete, sign, date, and return promptly the enclosed proxy in the envelope provided to ensure that your vote will be counted. You may vote in person if you so desire, even if you previously have sent in your proxy. Please note that if you execute multiple proxies, the last proxy you execute revokes all previous ones.

CACI International Inc
1100 North Glebe Road
Arlington, Virginia 22201
_______________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
_______________________

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of CACI International Inc to be used at the Annual Meeting of Stockholders of the Company to be held on November 16, 2006. This Proxy Statement is being mailed on or about October 10, 2006. The presence of a stockholder at the Annual Meeting or any adjournment thereof will not automatically revoke such stockholder’s proxy. However, any stockholder furnishing a proxy has the power to revoke it by furnishing written notice to Arnold D. Morse, Secretary of the Company, by delivering to the Company a proxy bearing a later date, or by voting in person at the Annual Meeting. Please note, however, that any stockholder wishing to revoke a previous proxy whose shares are held of record by a broker, bank or other nominee must follow such nominee’s instructions to revoke such proxy or vote at the Annual Meeting. A proxy card is enclosed for your use in connection with the Annual Meeting. The shares represented by each properly signed and returned proxy will be voted in accordance with the instructions marked thereon or, in the absence of instructions, the proxy will be voted:

     FOR the Board of Directors’ nominees for election to the Company’s Board of Directors.

     FOR the approval of the Company’s 2006 Stock Incentive Plan.

     FOR the approval of the Company’s Amended and Restated Management Stock Purchase Plan.

     FOR the adjournment of the meeting if necessary to permit further solicitation of proxies.

     FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

     The Board does not expect that any matter other than those set forth in the Notice of the Annual Meeting will be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in accordance with their judgment.

     The close of business on September 20, 2006, has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on September 20, 2006, the Company had 30,650,508 shares of common stock outstanding, excluding any shares held by or for the account of the Company. Each share is entitled to one vote.

PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Company’s By-laws, the Board has set at nine the number of Directors to constitute the full Board. Nine nominees have been nominated for election to serve as Director of the Company to hold office until the next Annual Meeting or until their respective successors are elected and qualified. Under the Company’s Bylaws, if a quorum is present at the meeting, the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present in person, or represented by proxy, at the Annual Meeting will be required to elect each of the nominees.

     Unless authority is withheld, the persons named in the accompanying proxy will vote the shares of common stock represented by the proxy FOR the election of the nominees listed below. Consistent with the Company’s Charter and pursuant to the corporation law of the State of Delaware, the total votes received, including abstentions, will be counted for purposes of determining a quorum. Broker non-votes will be counted towards determining a quorum but will not be counted as voting for any candidate. The Board’s Corporate Governance and Nominating Committee has recommended nine nominees for election as Directors until the next Annual Meeting of Stockholders or until their respective successors are elected. Seven of the nine nominees are current Directors. (1) For more information regarding nomination procedures and corporate governance matters, please consult the “Corporate Governance” section set forth later in this Proxy Statement.

     The Company has no reason to believe that any of the nominees will be unable or unwilling to serve. In the event that any nominee is not available or should decline to serve, the persons named in the proxy will vote for the others and will vote for such other person(s) as they, in their discretion, may decide.

The Board recommends that stockholders vote FOR each of the director nominees.

NOMINEES

     Listed below are the nominees for Director, with information showing the age of each, the year each was first elected as a Director of the Company, and the business affiliations and relevant experience of each. Seven of the nine nominees are non-management Directors.

Non-Management Directors

     Herbert W. Anderson, 67. Director of the Company since 2004.

     Mr. Anderson brings to the Board his experience as a senior level executive of a Fortune 500 company and his expertise in providing information technology, systems integration, and engineering to the Department of Defense (“DoD”), national intelligence community, and federal civilian and state/local agencies. Mr. Anderson, former President of Northrop Grumman Information Technology and Corporate Vice President of Northrop Grumman Corporation, officially retired from that company in the fall of 2004 after 20 years of service with Northrop Grumman. In 1998, Mr. Anderson was named President and CEO of Logicon Inc. when Northrop Grumman combined its Data Systems & Services (“DSSD”) and Logicon subsidiary into a new organization. Beginning in 1994, Mr. Anderson served in executive roles at DSSD. In 1984, Mr. Anderson joined Northrop as Vice President of Information Resources Management for that company’s former B-2 division. From 2001 to 2004, Mr. Anderson served as a principal member of President George W. Bush’s National Security Telecommunications Advisory Committee. Mr. Anderson is a former member of the Secretary of the Air Force Advisory Group, the Defense Science Board, the Armed Forces Communications and Electronics Association Board, and a former subcommittee board member of the Aerospace Industries Association. Mr. Anderson previously served on the board of the Professional Services Council and the United Services Organization.

     Peter A. Derow, 66. Director of the Company since 2000.

     Mr. Derow brings to the Board his experience as a senior level executive of several leading media companies, his knowledge of the financial services industry, and his experience from serving on the boards of many companies. From 2001 to 2002, Mr. Derow was Chief Executive Officer and Director of Dice, Inc., a provider of online recruiting services for technology, engineering, and security-cleared professionals. From 1988 to 1997, Mr. Derow was President and Chief Executive Officer of Institutional Investor, Inc., a publisher of information serving the financial services industry. Mr. Derow is currently a director of e-dialog, Inc., a company providing sophisticated e-mail services; Globalspec Inc., an Internet site serving engineers; Money Media, Inc., an Internet company serving the financial services industry; The Motley Fool, Inc., a distributor of investment information; and Publishers Clearing House, a direct mail marketer. Mr. Derow previously served on the boards of CBS, Inc. and Moore Medical, Inc.

     Gregory G. Johnson, 60. Nominee.

     As the former Commander, U.S. Naval Forces Europe and Africa, and Commander in Chief, Allied (NATO) Forces Southern Europe, Admiral Johnson (Retired) brings to the Board valuable insights into the Department of Defense, intelligence and international communities. Since retiring from the U.S. Navy in 2004, Admiral Johnson founded Snow Ridge Associates, a provider of strategic advice and counsel. During his 36-year
____________________

(1)	Michael J. Bayer and Larry D. Welch are retiring from the Board of Directors effective as of the November 16, 2006 Annual Meeting of Stockholders. The Company appreciates Messrs. Bayer’s and Welch’s service as Directors of the Company since 2002.

naval career, Admiral Johnson rose through the ranks to Four-Star Admiral, most recently responsible for naval operations throughout the 91 nations and adjacent seas of the European and African Area of Responsibility, including support of Operations Enduring Freedom and Iraqi Freedom, and developed substantive policy-level relationships with many of those 91 nations. Admiral Johnson’s NATO duties included operational-level command of the peace support operations in Bosnia-Herzegovina and Kosovo, as well as NATO missions in Macedonia, Albania, and other Southeastern European nations. Admiral Johnson oversaw the successful implementation of NATO’s Operation Active Endeavor (Mediterranean maritime intercept operations), assumed command of the NATO Response Force at the Istanbul Summit in June 2004, and was responsible for the establishment of NATO’s training support mission in Iraq. During his naval career, Admiral Johnson was also assigned to several senior policy positions in Washington, most notably serving as the executive assistant to the Chairman, Joint Chief of Staff (1992 to 1993) and military assistant to the Secretary of Defense (1999 to 2000). Admiral Johnson serves on the board of directors of Integrian, Inc., a privately held manufacturer of mobile surveillance systems for government, public safety and transportation markets, and is active in numerous non-profit and community organizations and institutions.

     Richard L. Leatherwood, 67. Director of the Company since 1996.

     Mr. Leatherwood brings to the Board senior level executive experience with publicly held corporations. Mr. Leatherwood’s experience includes business unit management for a Fortune 500 transportation company. From 1986 to 1991, Mr. Leatherwood was President and Chief Executive Officer of CSX Equipment Group. In 1985, Mr. Leatherwood was Vice Chairman of Chessie System Railroads and Seaboard System Railroad. From 1983 to 1985, Mr. Leatherwood was President and Chief Executive Officer of Texas Gas Resources Group. From 1977 to 1983, Mr. Leatherwood held positions with Texas Gas Resources Corporation, a conglomerate of transportation and energy businesses with both revenues and assets in excess of $2.0 billion: 1982 to 1983, Executive Vice President; 1980 to 1982, Senior Vice President and Chief Financial Officer; 1979 to 1980, Vice President and Assistant to the President; and 1977 to 1979, Vice President, Planning and Systems, Trucking Division. Mr. Leatherwood is currently a director of Dominion Resources, Inc., an integrated gas and electric company, and is Chairman Emeritus of the Baltimore & Ohio Railroad Museum, a non-profit corporation. Mr. Leatherwood was formerly a director of Dominion Energy, Inc., MNC Financial, Inc., CSX Corporation, and Virginia Electric and Power Company, Inc.

     Barbara A. McNamara, 64. Director of the Company since 2003.

     Ms. McNamara brings to the Board a wealth of knowledge and insight into the intelligence community, including the National Security Agency (“NSA”), and an understanding of the interplay between U.S. intelligence agencies and their foreign partners. From 2000 to 2003, Ms. McNamara served as Special United States Liaison Officer, London, England, where she was responsible to the Director of NSA for representing NSA in its relationships with United Kingdom (“UK”) authorities, including the Government Communications Headquarters, the UK’s cryptologic organization. From 1993 to 2000, Ms. McNamara held executive level positions at the NSA: 1997 to 2000, Deputy Director; 1995 to 1997, Deputy Director of Operations, NSA/Central Security Service (“CSS”); 1994 to 1995, Executive Director, NSA/CSS; and 1993 to 1994, NSA/CSS Representative to the DoD. Ms. McNamara is currently a director of the Intelligence and National Security Alliance, a professional association that brings industry and government together to discuss and solve problems of mutual interest; INTEC Billing, Inc., a worldwide operations support systems vendor for networks; Signalscape, a provider of advanced signal processing solutions for the law enforcement and security agency markets; and Detica Inc., a wholly-owned subsidiary of UK-based Detica Ltd., and a provider of hardware and software products to the security and intelligence community.

     Dr. Warren R. Phillips, 65. Director of the Company since 1974.

     In addition to his experience as a senior level technology executive, Dr. Phillips brings to the Board considerable expertise in the areas of information technology policy, public sector finance, and the provision of computer services. The Board also benefits from Dr. Phillips’ familiarity with the U.S. intelligence community and his understanding of international business issues. Dr. Phillips serves as the financial manager for the Albanian-Macedonian-Bulgarian Oil Pipeline Corporation, a $1.5 billion (CAPEX) crude oil pipeline developer for Caspian oil flows to the west. Dr. Phillips also serves as the Chairman of the Board of Directors of Labock Technologies, Inc., a research, development and manufacturing company that produces conventional and unconventional bullet resistant glass, modular vehicle armor, and specialized armored vehicles for military, law enforcement and civilian use. From 1993 to 2001, Dr. Phillips was Executive Vice Chairman and Chief Financial Officer of Maryland Moscow, Inc., a 501(c)(3) educational and training venture that was involved in over $50 million in financial training to the newly evolving countries of the former Soviet Union. Dr. Phillips provided advice in developing financial systems (bank, stock exchange, pension, insurance, and government) in most of those countries. Between 1974 and 2003, Dr. Phillips was Professor of Government and Politics at the University of Maryland. During that time he served in a number of administrative positions including Vice President for Academics at UMBC, and Assistant Vice President for Administration for the University System where he managed system-wide information technology, budgeting, and internal audit.

     Charles P. Revoile, 72. Director of the Company since 1993.

     As an attorney and former senior level executive, Mr. Revoile brings to the Board his considerable experience in the governance of publicly held corporations and in contracting with the Federal Government. In addition, the Board values Mr. Revoile’s perspective in financial and management disciplines as an active private investor. From 1985 to 1992, Mr. Revoile served as Senior Vice President, General Counsel, and Secretary of CACI International Inc. From 1971 to 1985, Mr. Revoile was Vice President and General Counsel of Stanwick Corporation. Currently, Mr. Revoile is a legal and business consultant and an independent investor.

Management Directors

     Paul M. Cofoni, 58, President, U.S. Operations, and Nominee.

     Mr. Cofoni brings to the Board over 30 years of senior level executive experience with publicly held corporations, including large-scale integrator contracts in the federal market sector; defense, intelligence, and communications markets; and major commercial outsourcing and systems markets. Mr. Cofoni joined CACI in 2005 as President, U.S. Operations. From 1991 to 2005, Mr. Cofoni held various positions with Computer Sciences Corporation (“CSC”): 1991 to 2005, Corporate Vice President and President of Federal Sector; 1998 to 2001, President, Technology Management Group; 1991 to 1998, Vice President, outsourcing operations. Prior to acquisition of certain General Dynamics business units by CSC, Mr. Cofoni held various positions with General Dynamics between 1974 and 1991, initially as a software engineer and finally as Vice President, Eastern Center, responsible for all aspects of information technology. Mr. Cofoni served as an officer in the U.S. Army from 1970 to 1974. He is a member of the American Institute of Aeronautics and Astronautics, a member of the board of directors of the Armed Forces Communications and Electronics Association, and the Professional Services Council.

     Dr. J. P. London, 69. Chairman of the Board, President and Chief Executive Officer.

     Under Dr. London’s leadership, CACI has grown from a small professional services consulting firm to become a major international pacesetter in information technology and communications solutions markets. CACI became a Fortune 1000 company in 2006. Dr. London joined CACI in 1972. He was elected President and Chief Executive Officer in 1984 and has been a Director since 1981. From 1982 to 1984, Dr. London was President of the Company’s largest, fastest growing and most successful operating division. From 1979 to 1982, he was one of several of the Company’s Executive Vice Presidents; from 1977 to 1979, Dr. London had served as a Senior Vice President; and from 1975 to 1977, as a Vice President. Dr. London is currently a director and member of the Executive Committee of the Armed Forces Communications and Electronics Association (“AFCEA”) and was formerly a member of the Senior Advisory Board of the Northern Virginia Technology Council (“NVTC”). Dr. London is also a member of the National Military Intelligence Association (“NMIA”), Intelligence and National Security Alliance (“INSA”), the Navy League, the Naval Order of the U.S.A., the American Legion, and the Association of the U.S. Army (“AUSA”). He is also active in community and patriotic service organizations and historical societies. Dr. London holds a B.S. in Engineering from the United States Naval Academy, a M.S. in Operations Research from the United States Naval Postgraduate School, and a Doctorate in Business Administration, conveyed with distinction, from the George Washington University School of Business and Public Management. Early in his career, Dr. London served as a Naval Aviator. Dr. London holds the rank of Captain, U.S. Navy Reserve (Retired).

     The Board recommends that stockholders vote FOR each of the Director Nominees.

DIRECTOR COMPENSATION

     Each Director not employed by the Company or any of its subsidiaries is compensated according to the following arrangements for his/her service as a Director, including participation in meetings of the full Board and the Committee(s) of which he/she was a member:(1)

  Full Board — $34,625 annual retainer for up to four meetings per year during fiscal year 2006 — $16,625 for the period of July through December 2005 and $18,000 for the period of January through June 2006. Any additional in-person meetings of any length, $1,250. Additional phone meetings of any length, $500 per meeting. In fiscal year 2006, each returning Director was granted 3,000 stock options at the closing price of a share of the common stock on the date of the 2005 Annual Meeting of Stockholders. Newly elected Directors will receive a one time grant of 5,000 stock options at the closing price of a share of the common stock on the date of the 2006 Annual Meeting of Stockholders. Under the Company’s Director Stock Purchase Plan (“DSPP”), Directors may also elect to receive Restricted Stock Units (“RSUs”) in lieu of up to fifty percent (50%) of their annual retainer, with such election to be made prior to the commencement of the effective calendar year. RSUs issued under the DSPP are issued at a price equal to the closing price of a share of common stock of the Company on the business day preceding the date a retainer is paid or would be payable.

  Audit Committee — $6,000 for up to four meetings per year. Any additional in-person meetings of any length, $1,000 per meeting. Additional phone meetings of any length, $500 per meeting. The Chairman of this Committee receives an additional $10,000 per year.

  Risk Management and Security Committee — Subcommittee of the Audit Committee, formed August 2004. $5,000 for up to four meetings per year. Additional in-person meetings $750. Additional phone meetings of any length, $500 per meeting.

  Compensation Committee — $6,000 for up to four meetings per year. Any additional in-person meetings of any length, $1,000 per meeting. Additional phone meetings of any length, $500 per meeting. The Chairman of this Committee receives an additional $8,000 for his role as Chairman.

  Executive Committee — $1,250 per meeting.

  Investor Relations Committee — $5,000 for up to four meetings per year. Any additional in-person meetings of any length, $1,000 per meeting. Additional phone meetings of any length, $500 per meeting. The Chairman of this Committee receives an additional $2,000 for his role as Chairman.

  Corporate Governance and Nominating Committee — $5,000 for up to four meetings per year. Any additional in-person meetings of any length, $1,000 per meeting. Additional phone meetings of any length, $500 per meeting. The Chairman of this Committee receives an additional $2,000 for his role as Chairman.

  Strategic Assessment Committee — $5,000 for up to four meetings per year. Any additional in-person meetings of any length, $1,000 per meeting. Additional phone meetings of any length, $500 per meeting.

     Dr. London received no separate compensation for his services as Director. Directors other than Dr. London were reimbursed for expenses associated with attending meetings of the Board and its Committees. If elected a Director, Mr. Cofoni will receive no separate compensation for his services as a Director.

     During fiscal year 2006, in addition to the retainer and Committee meeting fees, Director Phillips received compensation of $34,625 for additional services performed as a Director in connection with the Committees on which he serves. Director Nominee Johnson provided consulting services to the Company’s business advisory group in connection with the Company’s strategic process and in Company business operations from March 1, 2005 to September 30, 2006, for which he was paid $109,751 during the period of March 2005 to February 2006 and $105,273 during the period of June 2005 to May 2006. Mr. Johnson received a total of approximately $133,000 during the term of the consultancy.

     During fiscal year 2007, the annual retainer for Directors who are not employed by the Company or any of its subsidiaries will be $36,000. In addition, returning Directors will receive a grant of 3,000 stock options upon reelection to the Board.

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(1)	Unless otherwise noted, these fees are current effective December 1, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

     The following table provides the latest available information with respect to beneficial ownership of the Company’s common stock held by each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock.

	Amount of
	Beneficial Ownership	Percent of
Beneficial Owner	of Common Stock	Common Stock(1)
T. Rowe Price Associates, Inc. (2)	3,301,300	10.90%
100 East Pratt Street
Baltimore MD 21201-1009
Neuberger Berman, Inc. (3)	2,779,629	9.23%
605 Third Avenue
New York NY 10158-3698
Kinetics Asset Management, Inc.(4)	1,836,377	6.00%
470 Park Avenue, 4th Floor South
New York NY 10016-1990
FMR Corp. (5)	1,713,150	5.59%
82 Devonshire Street
Boston MA 02109-3605
BlackRock, Inc. (6)	1,552,327	5.07%
40 East 52nd Street
New York NY 10022-5911
____________________

(1)	Based on 30,650,508 shares of common stock outstanding as of the September 20, 2006 record date.

(2)	The number of shares beneficially held by T. Rowe Price Associates, Inc. (“Price”) is based solely on information in a Schedule 13G filed with the SEC on January 10, 2006. Price reported sole voting power over 514,400 shares and sole dispositive power over 3,301,300 shares. Price also reported for T. Rowe Price Mid-Cap Growth Fund, Inc. sole voting power over 1,800,000 shares.

(3)	The number of shares beneficially held by Neuberger Berman, Inc. (“Neuberger”) is based solely on information in a Schedule 13G/A filed with the SEC by Neuberger on February 27, 2006 on behalf of itself, Neuberger Berman Equity Funds, Neuberger Berman Management Inc., and Neuberger Berman, LLC. The report provides for (i) Neuberger, sole voting power over 292,988 shares, shared voting power over 2,021,900 shares, and shared dispositive power over 2,779,629 shares; (ii) Neuberger Berman, LLC, sole voting power over 292,988 shares, shared voting power over 2,021,900 shares, and shared dispositive power over 2,779,629 shares; (iii) Neuberger Berman Management Inc., shared voting and dispositive powers over 2,021,900 shares; and (iv) Neuberger Berman Equity Funds, shared voting and dispositive powers over 1,771,300 shares.

(4)	The number of shares beneficially held by Kinetics Asset Management, Inc. (“Kinetics”) is based solely on information in a Schedule 13G filed with the SEC by Kinetics on September 6, 2006. Kinetics reported sole voting power and sole dispositive power over all 1,836,377 shares.

(5)	FMR Corp. (“FMR”) filed a Schedule 13F with the SEC for the quarter ended June 30, 2006. The report states that Fidelity Management & Research Company and FMR Co., Inc. hold 1,247,750 shares with sole voting power over 354,500 shares, and that Fidelity Management Trust Company holds 465,400 shares with sole voting power over all 465,400 shares.

(6)	BlackRock, Inc. filed a Schedule 13F with the SEC for the quarter ended June 30, 2006. The report states that (i) BlackRock Advisors, Inc. holds 1,283,400 shares with sole voting power over 1,218,700 shares; (ii) BlackRock Capital Management, Inc. holds 173,022 shares with sole voting power over all 173,022 shares; (iii) BlackRock Financial Management, Inc. holds 70,500 shares with sole voting power over all 70,500 shares; and (iv) State Street Research & Management Company holds 25,405 shares with sole voting power over all 25,405 shares.

     The following table provides information as of October 10, 2006, with respect to beneficial ownership for each Executive Officer, each present Director, each Director nominee, and for all Executive Officers and Directors of the Company as a group.

	Amount of
	Beneficial Ownership		Percent of
Name of Beneficial Owner And Position	of Common Stock(1)		Common Stock(2)
Dr. J. P. London	343,806	(3)	1.12%
Chairman, President
CEO and Nominee
Paul M. Cofoni	0		* (4)
President, U.S. Operations
CACI, INC.-FEDERAL, and Nominee
William M. Fairl	55,521	(5)	*
Chief Operating Officer
U.S. Operations
CACI, INC.-FEDERAL
Stephen L. Waechter	139,936	(6)	*
Executive Vice President, Chief
Financial Officer, Treasurer, and
Director of Business Services
Gregory R. Bradford	258,667	(7)	*
Chief Executive, CACI Limited,
and President, Information Solutions Group
Jeffrey P. Elefante	0	(8)	0
Former Executive Vice President, General Counsel,
Secretary, and Director of Contract and
Administrative Services
Herbert W. Anderson	8,000	(9)	*
Director and Nominee
Michael J. Bayer	15,273	(10)	*
Director
Peter A. Derow	19,000	(11)	*
Director and Nominee
Gregory G. Johnson	0		0
Nominee
Richard L. Leatherwood	35,000	(12)	*
Director and Nominee
Barbara A. McNamara	11,424	(13)	*
Director and Nominee
Dr. Warren R. Phillips	14,657	(14)	*
Director and Nominee
Charles P. Revoile	34,174	(15)	*
Director and Nominee
Larry D. Welch	6,402	(16)	*
Director
All Executive Officers, Directors,
and Director Nominees as a Group (14 in number)	932,778		3.04%
____________________

(1)	All options exercisable as of October 10, 2006 or within 60 days after that date are treated as exercised for the underlying shares of common stock.

(2)	Based on 30,650,508 shares of common stock outstanding as of the September 20, 2006 record date.

(3)	Includes 321,359 shares obtainable upon exercise of options exercisable within 60 days of October 10, 2006.

(4)	The asterisk (*) denotes that the individual holds less than one percent (1%) of outstanding common stock. This stock is included in the total percentage of outstanding common stock held by the Executive Officers and Directors shown above.

(5)	Includes 4,817 shares in CACI’s 401(k) plan and 49,498 shares obtainable upon exercise of options exercisable within 60 days of October 10, 2006.

(6)	Includes 128,067 shares obtainable upon exercise of options exercisable within 60 days of October 10, 2006.

(7)	Includes 228,667 shares obtainable upon exercise of options exercisable within 60 days of October 10, 2006.

(8)	Mr. Elefante forfeited 31,498 unvested options upon his August 31, 2005 retirement from the Company. At the time of his August 31, 2005 retirement from the Company, Mr. Elefante held 8,600 shares, all of which he sold by January 5, 2006.

(9)	Includes 8,000 shares obtainable upon exercise of options exercisable within 60 days of October 10, 2006.

(10)	Includes 14,000 shares obtainable upon exercise of options exercisable within 60 days of October 10, 2006 and 64 RSUs that will vest within 60 days of October 10, 2006.

(11)	Includes 9,000 shares obtainable upon exercise of options exercisable within 60 days of October 10, 2006.

(12)	Includes 4,000 shares owned by Mr. Leatherwood’s wife and 18,000 shares obtainable upon exercise of options exercisable within 60 days of October 10, 2006.

(13)	Includes 11,000 shares obtainable upon exercise of options exercisable within 60 days of October 10, 2006.

(14)	Includes 14,000 shares obtainable upon exercise of options exercisable within 60 days of October 10, 2006 and 32 RSUs that will vest within 60 days of October 10, 2006.

(15)	Includes 14,000 shares obtainable upon exercise of options exercisable within 60 days of October 10, 2006.

(16)	Includes 6,000 shares obtainable upon exercise of options exercisable within 60 days of October 10, 2006 and 64 RSUs that will vest within 60 days of October 10, 2006.

Section 16(a) Beneficial Ownership Reporting

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s Officers and Directors and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Such Officers, Directors, and stockholders are required by SEC regulations to furnish the Company with copies of all such reports that they file.

     While under the applicable regulations, the reporting person is responsible for making the filing, ordinarily when a reporting person engages in a transaction with the Company, such as the grant of a stock option, RSU, or similar award, Company personnel generate the report on a timely basis for the benefit of the reporting person. In the following instances, those reports were inadvertently not generated and filed on a timely basis.

     Form 4s were not filed for Dr. London, Mr. Cofoni and Messrs Bradford, Fairl and Waechter for grants of RSUs they each received in August 2006 under the Management Stock Purchase Plan (“MSPP”). The aggregate number of RSUs for which the necessary reports were not filed on a timely basis was 7,010. A Form 4 also was not filed for Dr. London for options on 5,000 shares of common stock granted in March 2004 under the Company’s 1996 Stock Incentive Plan (the “1996 Stock Plan”). A Form 4 was not filed for Mr. Waechter for options on 1,000 shares of common stock granted in May 2002, options on 200 shares of common stock granted in January 2006, and options on 974 shares of common stock granted in August 2006, all under the Company’s 1996 Stock Plan. A Form 4 was not filed for Mr. Bradford for options on 6,000 shares of common stock granted in April 2000 under the Company’s 1996 Stock Plan. All required reports subsequently have been filed by September 26, 2006.

EXECUTIVE OFFICERS

     As of September 1, 2006, the Executive Officers of the Company were Dr. J. P. London, Chairman of the Board, President, and Chief Executive Officer, and the following four persons indicated in the table below.

Positions and Offices
Name, Age	With the Company	Principal Occupations, Past Five Years
Paul M. Cofoni, 58	President, U.S. Operations CACI, INC.-FEDERAL	President, U.S. Operations, CACI, INC.-FEDERAL since August 2005; Computer Sciences Corporation: 2001–2005, President Federal Sector; and 1998–2001, President, Technology Management Group.

William M. Fairl, 57	Chief Operating Officer, U.S. Operations CACI, INC.-FEDERAL

Chief Operating Officer, U.S. Operations, CACI, INC.- FEDERAL since April 2005, Acting Chief Operating Officer, 2004–2005; Executive Vice President, 2001–2004; Senior Vice President, 1996–2001; Vice President, 1993–1996.

Stephen L. Waechter, 56	Executive Vice President, Chief Financial Officer, Treasurer and Director of Business Services	Executive Vice President, Chief Financial Officer, Treasurer and Director of Business Services for the Company since 1999.

Gregory R. Bradford, 57	Chief Executive, CACI Limited, and President, Information Solutions Group	Chief Executive, CACI Limited since 2000; Managing Director, 1985–2000; President of Information Solutions Group (formerly the Company’s Marketing Systems Group) since 1994.

EXECUTIVE OFFICER COMPENSATION

Compensation of Executive Officers

     The following table summarizes the compensation of the Executive Officers for the fiscal year ending June 30, 2006, and the two previous fiscal years. Annual compensation includes amounts awarded to, earned by, or paid to Dr. J. P. London, the Company’s Chairman of the Board, President and Chief Executive Officer, and four other Executive Officers and former Executive Officer Jeffrey P. Elefante, including amounts deferred at an Executive Officer’s election.

Summary of Executive Officer Compensation

							Long Term Compensation
	Annual Compensation						Awards
(a)	(b)	(c)		(d)		(e)	(f)	(g)	(h)

						Other	Restricted		All
						Annual	Stock		Other
Name and	Fiscal	Salary		Bonus		Compensation	Award	Options	Compensation
Principal Position	Year	$		$		$(2)	$(3)	#	$(4)
J. P. London	2006	806,464	(1)	753,588		30,271	603,446	41,218	26,826
Chairman of the	2005	737,050	(1)	1,629,783		74,249 (5)	1,291,213	71,875	114,152
Board, President,	2004	598,497	(1)	1,842,719		106,952	516,902	125,000	304,067
and CEO
P. M. Cofoni	2006	457,218		523,147		31,756	1,177,140	249,000	200,520
President,
U.S. Operations,
CACI, INC.-FEDERAL
W. M. Fairl	2006	373,234		408,096		3,910	261,372	19,212	44,288
Chief Operating Officer,	2005	251,583		549,895		14,047	396,186	23,750	22,559
U.S. Operations,
CACI, INC.-FEDERAL
S. L. Waechter	2006	337,247		578,598		1,769	208,544	16,468	81,211
EVP, CFO, Treasurer	2005	306,930		1,995,119	(5)	0	366,680	27,500	87,387
and Director of	2004	286,378		1,199,755		20,885	118,354	52,500	66,130
Business Services
G. R. Bradford	2006	313,621	(6)	458,378	(6)	42,992	207,062	17,000	29,661
Chief Executive	2005	302,407	(6)	496,390	(6)	47,468	366,680	27,500	28,033
CACI Limited, and	2004	243,271	(6)	404,589	(6)	81,109	30,056	16,500	11,963
President, Information
Solutions Group
J. P. Elefante	2006	102,448		0		0	0	0	16,528
EVP, General	2005	247,401		352,225		0	200,000	15,000	27,122
Counsel, Secretary,	2004	225,351		372,217		8,878	50,320	26,250	18,223
and Director of
Contract and
Administrative Services(7)

____________________

(1)	For each of the fiscal years presented above, the salary reported for Dr. London includes a $25,000 personal expense allowance. In the Proxy Statements for prior fiscal years, this amount was reported as Other Annual Compensation.

(2)	Other Annual Compensation for all listed executives includes the value of a 5 percent discount (15 percent for fiscal years 2005 and 2004) provided to Executive Officers deferring a portion of their annual cash bonus compensation to the purchase of common stock under the MSPP. For the fiscal years ended June 30, 2006, 2005 and 2004, Other Annual Compensation for Dr. London included $6,322, $58,786 and $91,212, respectively, of value attributed to the discount. Other Annual Compensation for the fiscal years ended June 2006, 2005 and 2004 included automobile lease payments for Dr. London in the amounts of $23,949, $15,463 and $15,740, respectively; for Mr. Cofoni in the amount of $27,230 for fiscal year 2006; for Mr. Bradford in the amounts of $18,139, $18,946 and $17,753, respectively, and $24,121, $22,522 and $15,232, respectively, of medical expense reimbursements for Mr. Bradford. Other Annual Compensation for Mr. Bradford for fiscal year 2004 also included education tuition reimbursements of $37,385.

(3)	Restricted stock awards consist of RSUs provided pursuant to the Company’s MSPP and its 1996 Stock Incentive Plan. The amounts in this column include the portion of annual cash bonus compensation deferred by those Executive Officers allocating a portion of their annual cash bonus compensation to the purchase of shares of common stock under the MSPP. The value of restricted stock awards is calculated by multiplying the closing market price of a share of common stock on the date of grant (as adjusted by the discount provided for RSUs granted under the MSPP) by the number of restricted stock awards granted. RSUs granted under the 1996 Stock Incentive Plan and the MSPP vest in full three years from the date of grant. The aggregate number of RSUs granted under the 1996 Stock Incentive Plan for fiscal years 2004 through 2006 to each of the Executive Officers is as follows: Dr. London, 56,058; Mr. Cofoni, 18,734; Mr. Fairl,13,915; Mr. Waechter, 16,130; and Mr. Bradford, 13,423 The value of the shares underlying the unvested RSUs is based on the price of a share of Company common stock at close of business on June 30, 2006, for each of the Officers listed above is as follows: Dr. London, $3,269,863; Mr. Cofoni, $1,092,754; Mr. Fairl, $829,161; Mr. Waechter, $940,863; and Mr. Bradford, $782,964. Unvested RSUs previously granted to Mr. Elefante were forfeited in entirety upon his retirement from the Company on August 31, 2005.

(4)	For each of the listed executives above, All Other Compensation includes Company contributions made on behalf of the listed executives to the Company’s non-qualified supplemental executive retirement savings plan (“NQSP”) and its 401(k) plan. The amount of the Company NQSP and 401(k) plan contributions made for the year ended June 30, 2006 for each of the listed executives, respectively, is as follows: Dr. London, $20,226 and $6,660; Mr. Cofoni, $11,416 and $3,750; Mr. Fairl, $36,670 and $7,718; Mr. Waechter, $74,611 and $6,660; Mr.

Bradford, $28,786 and $875. For Mr. Cofoni, All Other Compensation includes $185,355 in accrued benefits earned under the CACI International Inc Supplemental Executive Retirement Plan for Paul M. Cofoni.

(5)	Includes $742,649 of bonus earned in connection with the Company’s acquisition of the Defense and Intelligence Group of American Management Systems, Inc. in fiscal year 2004.

(6)	Mr. Bradford’s compensation is paid partly in British pounds sterling and is reported in this table in U.S. dollars at the average exchange rate in effect during the applicable fiscal year. This currency conversion of pounds sterling to U.S. dollars causes Mr. Bradford’s reported salary and bonus to fluctuate from year to year.

(7)	Mr. Elefante retired from his position as Executive Vice President and General Counsel effective August 31, 2005.

Stock Options

     The tables below contain information relating to stock options granted to the Executive Officers named above.

Option Grants During Fiscal Year 2006
					Potential Realizable Value at
					Assumed Annual Rates of
					Stock Price Appreciation for
	Individual Grants				Option Term (column [e])
(a)	(b)	(c)	(d)	(e)	(f)	(g)
		% of Total
		Options
	Options	Granted to	Exercise
	Granted	Employees in	Price	Expiration
Name	(#)(1)	Fiscal Year	($/Sh)(2)	Date	5% ($)(3)	10% ($)(3)
J. P. London	41,218	4.91%	62.48	8/16/12	1,048,406	2,443,232
P. M. Cofoni	249,000	29.66%	64.22	8/14/12	6,509,853	15,170,726
W. M. Fairl	19,212	2.29%	62.48	8/16/12	488,669	1,138,808
S. L. Waechter	16,468	1.96%	62.48	8/16/12	418,874	976,155
S. L. Waechter(4)	200	0.02%	56.96	1/1/13	4,638	10,808
G. R. Bradford	17,000	2.03%	62.48	8/16/12	432,405	1,007,689
J. P. Elefante(5)	0	N/A	N/A	N/A	N/A	N/A
____________________

(1)	With the exception of the options granted to Mr. Cofoni and the 200 options granted to Mr. Waechter, the options granted during fiscal year 2006 vest annually beginning two years from the date of grant in increments as follows: 10 percent at two years from the date of grant, and 20 percent, 30 percent and 40 percent for each of the following years. The options granted to Mr. Cofoni vest annually in 20% increments for three years beginning August 14, 2007, and the remaining 40% of the options vest August 14, 2010. The options provide for full vesting upon retirement at age 65 or older. Options are not transferable without prior consent of the Compensation Committee. In 2006, the Compensation Committee approved the assignment of 339,243 stock options for Dr. London and 137,668 stock options for Mr. Waechter to their personal trusts.

(2)	The exercise price of options granted under the 1996 Stock Incentive Plan is equal to the closing price of the common stock on the date of grant.

(3)	The potential realizable value of the options assumes option exercise seven years from the date of grant and is calculated based upon the assumption that the market price of the underlying shares will increase over the seven-year period at the assumed annual rates, compounded annually. The assumed annual rates in this column are included in SEC rules. The actual pre-tax value, if any, that an executive may realize will depend on the excess of the common stock price of a share of common stock of the Company over the grant price (listed in this table as the “exercise price”) on the date the option is exercised. There is no assurance the value realized by an individual will be at or near the value estimated in this column.

(4)	The 200 options granted to Mr. Waechter vest in full on January 1, 2008.

(5)	The stock options previously granted to Mr. Elefante were forfeited in entirety effective with Mr. Elefante’s retirement effective August 31, 2005.

Aggregated Option Exercises in Fiscal Year 2006, and Fiscal Year-End Option Values
(a)	(b)	(c)	(d)		(e)
	Shares		Number of		Value of Unexercised
	Acquired		Unexercised Options at		In-the-Money Options at
	On Exercise	Value Realized	June 30, 2006(#)		June 30, 2006($)
Name	(#)	($)(1)	Exercisable	Unexercisable	Exercisable ($)	Unexercisable ($)(2)
J. P. London	302,600	16,928,340	321,359	89,134	8,700,700	878,300
P. M. Cofoni	0	N/A	N/A	N/A	N/A	N/A
W. M. Fairl	0	N/A	49,499	35,045	1,136,921	290,219
S. L. Waechter	45,000	1,800,451	128,067	36,001	3,437,903	361,318
G. R. Bradford	40,000	2,220,065	232,667	35,333	9,004,596	336,044
J. P. Elefante	13,750	374,960	N/A	N/A	N/A	N/A
____________________

(1)	Market value of underlying securities at exercise, minus the exercise price.

(2)	The value of unexercised in-the-money options is calculated by subtracting the exercise price from the market value of the Company’s stock at fiscal year-end (which was $58.33 per share, based on the closing price of the common stock as reported on the New York Stock Exchange on June 30, 2006).

Employment Agreements

     The Company has entered into agreements with certain Executive Officers for the purpose of providing those Executive Officers with a degree of security that will enhance the chances that they will remain with the Company, even when there is a planned or threatened change of control of the Company. Generally, the term of each agreement is one year with automatic one-year extensions each year thereafter. Each Executive Officer who is a party to one of these agreements may have his employment terminated by the Company without payment of any kind in the event of death, disability, or for cause as determined by the Board. In the event of termination for any other reason, the agreements provide that the Company will pay a severance payment equal to a number of months’ worth of the Executive’s base salary. In the event of a termination, or resignation for “good reason,” within one year of the effective date of a change of control, as defined in the agreements, the agreements provide that the Company will pay a termination payment equal to a number of months’ worth of the Executive’s base salary. The agreements restrict each Executive’s rights to compete with the Company or to offer employment to Company employees following termination. Additional information about the agreements is provided below.

     On August 17, 1995, the Company entered into an Employment Agreement with Dr. J. P. London, the Chairman of the Board, President, and Chief Executive Officer of the Company. The agreement provides for a salary of not less than $200,000 per year to be set by the Board, and participation in any bonus, incentive compensation, pension, profit-sharing, stock purchase, and stock option plan as well as annuity or group insurance, medical and other benefit plans maintained by the Company for its employees. The agreement also provides that the Company will reimburse business expenses incurred in the performance of Dr. London’s duties. Under the agreement, Dr. London’s severance payment is equal to 18 months of his current base salary. In the event Dr. London is terminated within one year following a change of control of the Company, Dr. London will receive a termination payment equal to 36 months of his current base salary.

     On September 9, 2005, the Company entered into a Severance Compensation Agreement with Paul M. Cofoni, President of CACI, INC.-FEDERAL, the terms of which are generally consistent with the description set forth above for Dr. London. If Mr. Cofoni’s employment is terminated on or before August 15, 2007, his severance payment is equal to one year of his current salary and one year of CACI executive health care; if Mr. Cofoni accepts post-employment with another entity that provides health care during the one-year period, then CACI will not provide him with health care coverage; if Mr. Cofoni’s employment is terminated after August 15, 2007 for reason other than for cause or change in control, his severance payment is equal to two years of his then base salary; and in the event Mr. Cofoni’s employment is terminated within 18 months following a change of control, he will receive a termination payment equal to 18 months of his base salary. Mr. Cofoni has a two year non-compete provision with the Company.

     On September 12, 2005, the Company entered into a Severance Compensation Agreement with William M. Fairl, Chief Operating Officer, the terms of which are generally consistent with the severance-related terms of the employment agreement set forth above for Dr. London. Mr. Fairl’s severance payment is equal to four months of his current base salary plus one month base salary for each year of service, up to an aggregate maximum of 12 months’ worth of his salary; and in the event Mr. Fairl is terminated within one year following a change of control, he will receive a termination payment equal to two times the amount CACI would have been required to pay Mr. Fairl if his employment had been terminated in the absence of a change of control. Mr. Fairl has a two year non-compete provision with the Company.

     On November 16, 2001, the Company entered into a Severance Compensation Agreement with Stephen L. Waechter, the Executive Vice President, Chief Financial Officer, Treasurer and Director of Business Services of the Company, the terms of which are generally consistent with the description set forth above for Dr. London. The severance payment is equal to 12 months’ worth of Mr. Waechter’s current base salary; and in the event Mr. Waechter is terminated within one year following a change of control of the Company, he will receive a termination payment equal to 24 months’ worth of his current base salary. Mr. Waechter has a one year non-compete provision with the Company.

     On July 22, 1999, the Company entered into a Severance Compensation Agreement with Gregory R. Bradford, the Chief Executive of CACI Limited, and President of the Information Solutions group, the terms of which are generally consistent with the description set forth above for Dr. London. The severance payment is equal to 12 months’ worth of Mr. Bradford’s current base salary; and in the event Mr. Bradford is terminated within one year following a change of control of the Company, he will receive a termination payment equal to 24 months’ worth of his current base salary. Mr. Bradford has a one year non-compete provision with the Company.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides additional information as of June 30, 2006 regarding shares of the common stock of the Company authorized for issuance under its equity compensation plans. The equity compensation plans approved by the stockholders of the Company are the 1996 Stock Incentive Plan (“1996 Plan”), the DSPP, the MSPP, and the Employee Stock Purchase Plan (“ESPP”).

     As of June 30, 2006, there were 2,397,842 shares subject to issuance upon exercise of outstanding options or awards under all of the Company’s equity compensation plans referred to in the table below, at a weighted average exercise price of $41.86, and with a weighted average remaining life of 5.68 years. As of June 30, 2006, there were 1,294,048 shares available for future issuance under those plans.

			Number of Securities
			Remaining Available
	Number of		For Future Issuance
	Securities to be Issued	Weighted Average	Under Equity
	Upon Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)(1)	(b)(2)	(c)(3)
Equity Compensation
Plans Approved by
Shareholders	2,397,842	$41.86	1,294,048
Equity Compensation
Plans Not Approved by
Shareholders	0	0	0
Total	2,397,842	$41.86	1,294,048
____________________

(1)

The DSPP allows Directors to elect to receive RSUs at the market price of the Company’s common stock on the date of the award in lieu of up to 50 percent of their annual retainer fees. The MSPP allows those senior executives with stock holding requirements a mechanism to receive RSUs in lieu of up to 30 percent of their annual bonus compensation. For fiscal years through June 30, 2005, RSUs were awarded under the MSPP at 85 percent of the market price of the Company’s common stock on the date of the award. For the fiscal year ended June 30, 2006, RSUs were awarded at 95 percent of the market price of the Company’s common stock on the date of the award. The ESPP, for periods through June 30, 2005, allowed eligible full-time employees to purchase shares of common stock at 85 percent of the lower of the price of a share of the Company’s common stock on the first or last day of the quarter. Beginning July 1, 2005, eligible employees could purchase stock at 95 percent of the price of a share of the Company’s common stock on the last day of the quarter.

(2)

The weighted-average exercise price above does not include the weighted average market prices of shares underlying RSUs issued under the DSPP, MSPP, ESPP and the 1996 Plan. This column only represents the weighted average exercise price of stock options issued under the 1996 Plan that were outstanding as of June 30, 2006.

(3)

The remaining number of securities available for issuance under stock purchase plans approved by shareholders as of June 30, 2006 is as follows: the DSPP, 71,443; the MSPP, 222,953; and the ESPP, 94,126.

CORPORATE GOVERNANCE

Code of Ethics

     The Company has adopted a Director’s Code of Business Ethics and Conduct and a Standards of Ethics and Business Conduct Standards that apply, respectively, to our Directors and to all of our employees, including our Chief Executive Officer, Chief Financial Officer, Corporate Controller, and all of our principal executives. Each such Director and Officer is required to review the applicable Code and to certify compliance annually. There have not been any waivers of either Code relating to any such Directors or Officers. The Company intends to disclose any waiver granted to any director, principal executive officer, principal financial officer, principal accounting officer, or any other executive officer of the Company or any amendments to the Codes, in the “Investors” section of the Company’s website at www.caci.com within four business days following the date of such amendment or waiver. The Codes are available for review on the Company’s website at www.caci.com/about/corp_gov/dir_ethics.shtml and www.caci.com/about/corp_gov/ethics.shtml, respectively.

Corporate Governance Guidelines

     The Company has adopted a set of corporate governance guidelines in accordance with the requirements of Section 303A of the New York Stock Exchange Listed Company Manual. Those guidelines can be found on the Company’s website at www.caci.com/about/corp_gov/corp_gov.shtml, and a print copy of the guidelines will be provided to any stockholder upon request.

Committees and Meetings of the Board of Directors

     It is the Company’s policy to encourage all Directors to attend in person its Annual Meeting of Stockholders each year as well as participate in person or, if not possible, via teleconference where feasible, in all Board of Directors and Committee meetings. Nevertheless, the Company recognizes that this may not always be possible due to conflicting personal or professional commitments. The Board held thirteen meetings during fiscal year 2006, which ended June 30, 2006. All Directors attended the 2005 Annual Meeting of Stockholders held on November 17, 2005. Each current Director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Committees of the Board on which he/she served.

     The Board had a Compensation Committee, an Executive Committee, an Audit Committee, a Risk Management and Security Committee (a subcommittee of the Audit Committee), an Investor Relations Committee, a Corporate Governance and Nominating Committee, and a Strategic Assessment Committee, during fiscal year 2006.

Compensation Committee and Compensation Committee Interlocks and Insider Participation

     The Compensation Committee consists of Directors Bayer, Leatherwood, Revoile, and Welch. The Board has determined that all Compensation Committee members are independent in accordance with the New York Stock Exchange’s (“NYSE”) definition and the Company’s independence criteria, which are discussed below. Director Revoile serves as the Committee Chairman. The Compensation Committee administers the Company’s 1996 Plan, MSPP, DSPP, and ESPP; defines CEO compensation; determines the benefits to be granted to key employees thereunder; is responsible for determining and making recommendations to the Board regarding compensation and benefits to be paid to Executive Officers of the Company; and maintains oversight of the Company’s Affirmative Action, and Small, Disadvantaged and Minority Subcontracting activities. The Compensation Committee met four times during fiscal year 2006. Director Revoile recuses himself from the voting on officer compensation matters, to the extent required under Section 162(m) of the Internal Revenue Code. During fiscal year 2006, the members of the Compensation Committee had no relationships with the Company other than their relationship as Directors, entitled to the receipt of standard compensation as Directors and members of certain Committees of the Board, and their relationship to the Company as stockholders. No person serving on the Compensation Committee or on the Board of Directors is an Executive Officer of another entity for which any of our Executive Officers serves on the board of directors or compensation committee. The Charter of the Compensation Committee is set forth on the Company’s website at www.caci.com/about/corp_gov/comp.shtml. A report of the Compensation Committee regarding executive compensation appears below in this Proxy Statement.

Executive Committee

     The Executive Committee consists of Directors Bayer, London, Phillips, and Revoile. Director London serves as the Committee Chairman. The Executive Committee is responsible for providing Board input and authorization necessary in the interim between full Board meetings, and for identifying those items which merit consideration or action by the entire Board. The Executive Committee met twice during fiscal year 2006.

Audit Committee

     The Audit Committee consists of Directors Derow, Leatherwood, McNamara, and Phillips. The Board has determined that all current Audit Committee members are independent in accordance with SEC and NYSE requirements. Director Leatherwood is the Committee Chairman and has served as such since November 20, 2003. The Audit Committee is responsible for overseeing and reviewing the Company’s financial information that will be provided to stockholders and others, the system of internal controls established by management and the Board, and the annual audit conducted by the independent accountants. The Audit Committee met five times during fiscal year 2006. The Audit Committee Charter and Pre-Approval Policy are set forth on the Company’s website at www.caci. com/about/corp_gov/audit.shtml. A report of the Audit Committee appears below in this Proxy Statement.

Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee consists of Directors Bayer, Leatherwood, Phillips, Revoile, and Welch. The Board has determined that all current Corporate Governance and Nominating Committee members are independent in accordance with the NYSE’s definition. Dr. Phillips serves as the Committee Chairman. The Corporate Governance and Nominating Committee is responsible for recommending to the Board the general criteria and qualifications for membership on the Board; identifying and selecting individuals to be nominated for election to the Board; recommending the number of Directors to be elected each year (within the bounds established by the Company’s By-laws); developing and recommending to the Board a set of general corporate governance principles; and periodically reviewing, evaluating, and proposing revisions thereto. The Board seeks members from diverse business and professional backgrounds with outstanding integrity, achievement and judgment and such other skills and experience as will enhance the Board’s ability to serve the long-term interests of the stockholders. The Committee met five times during fiscal year 2006. The Charter of the Corporate Governance and Nominating Committee is set forth on the Company’s website at www.caci.com/about/corp_gov/nominating.shtml.

Criteria for Determining Board and Committee Independence

     The Board has affirmatively determined that eight of the nine current Directors and six of the nine Director Nominees are independent in accordance with the NYSE’s definition and the Company’s independence criteria described below. Because of Dr. London’s service as President and Chief Executive Officer of the Company, and Mr. Cofoni’s service as President, U.S. Operations, CACI, INC.-FEDERAL, they are not independent as defined by the NYSE rules and the Company’s independence criteria. Because Mr. Johnson received $109,751 during the period of March 2005 to February 2006 and $105,273 during the period of June 2005 to May 2006, he is not independent under the NYSE rules.

     NYSE rules establish criteria for determining independence and allow the Company’s Board of Directors to adopt additional criteria and apply those criteria to making an affirmative determination whether each Director is “independent” in accordance with the NYSE definition. The following criteria have been applied by the Board in making its affirmative determination of independence with respect to all current Directors:

  No Material Relationship. The director must not have any material relationship with the Company or its subsidiaries (either directly or as a partner stockholder or officer of an organization that has a relationship with the Company or its subsidiaries) apart from his/her service as a director. In making this determination, the Board considers all relevant facts and circumstances, including commercial, charitable, and familial relationships that exist, either directly or indirectly, between the director and the Company.

  Employment. The director must not be nor have been an employee of the Company or any of its subsidiaries at any time during the past three years. In addition, a member of the director’s immediate family (including the director’s spouse; parents; children; siblings; mothers-, fathers-, brothers-, sisters-, sons- and daughters-in-law; and anyone who shares the director’s home, other than household employees) must not have been an executive officer of the Company or any of its subsidiaries in the prior three years.

  Other Compensation. The director and all of his/her immediate family members must not have received, during any twelve month period within the last three years, more than $100,000 in direct compensation from the Company or any of its subsidiaries, other than in the forms of director fees and committee fees, pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

  Auditor Affiliation. (A) The director or an immediate family member cannot be a current partner of a firm that is the Company’s internal or external auditor; (B) the director cannot be a current employee of such a firm; (C) the director cannot have an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member cannot have been within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

  Interlocking Directorships. The director or an immediate family member cannot be, or have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

  Business Transactions. The director cannot be a current employee, and no immediate family member of the director can be a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues

Nominating Process

     The Company’s By-Laws describe the procedure by which the Board, a Board Committee, or stockholder who is entitled to vote and meets the By-Laws’ advance notification requirements may recommend a candidate for nomination as a Director.(1) The Corporate Governance and Nominating Committee is tasked with, among other things, identifying and recommending prospective Director nominees.(2) It is the Committee’s policy to consider similarly, irrespective of the source of the nomination, all Director nominee recommendations properly presented in accordance with the prescribed By-law requirements on the basis of the potential Director nominee’s background and business experience. The criteria that the Committee uses in assessing potential Director nominees is set forth in the Corporate Governance and Nominating Committee’s Charter, which is available at the Company’s website, www.caci.com/about/corp_gov/nominating.shtml.
____________________

(1)

The Company’s By-laws describe the information submission and advanced notification requirements for stockholder recommendations of Director nominees. The Company’s By-laws, however, do not obligate the Company to include information about the candidate in the Company’s proxy materials, nor do they require the Company to permit the stockholder to solicit proxies for the candidate using Company proxy materials. For the Company’s 2007 Annual Meeting of Stockholders, stockholder notice of a potential Director nominee must be received by the Corporate Secretary at CACI International Inc, 1100 North Glebe Road, Arlington, Virginia 22201 by June 19, 2007. The By-laws are available by writing to the Secretary at the above-stated address or at the Company’s website at www.caci.com/about/corp_gov/bylaws_3-00.pdf.

(2)	From time to time, the Company may utilize a third party to assist in identifying and qualifying potential Director nominees.

Stockholder Communications with Directors

     Stockholders may communicate directly with the Company’s Board of Directors or any Director or Committee member, including Audit Committee members, by sending correspondence to such individual c/o CACI International Inc, 1100 North Glebe Road, Arlington, Virginia 22201, Attn: Arnold D. Morse, Corporate Secretary. It is the Company’s policy to forward directly to the Directors all such communications addressed to them and delivered to the Company at the above stated address.

Executive Sessions

     Pursuant to NYSE requirements, two executive sessions of non-management Directors were held during fiscal year 2006. The Chairman of the Corporate Governance and Nominating Committee acted as the presiding Director at all such meetings.

COMPANY STOCK PERFORMANCE CHART

     The following charts show how $100.00 invested as of June 30, 2001, in shares of the Company’s common stock would have grown during the five-year period ending June 30, 2006, as a result of changes in the Company’s stock price, compared with $100.00 invested in the Russell 2000 Stock Index, the Russell 1000 Stock Index, and the Dow Jones Wilshire Computer Services, and the Company-selected peer group of companies, assuming the reinvestments of any dividends.

     The Russell 1000 Stock Index was chosen as the current index because it represented companies of a comparable market capitalization (market capitalization ranging from $409.4 billion to $1.4 billion as of May 31, 2006). The Russell 1000 Index includes the largest 1,000 securities in the Russell 3000 Index. It offers investors access to the large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Company was named to the Russell 1000 in 2005 because of its market capitalization. By contrast, the Company’s former index, the Russell 2000 Index, represents the small-cap segment of the U.S. equity population and includes the smallest 2,000 securities in the Russell 3000 Index.

     The Dow Jones Wilshire Computer Services index was chosen as the current Company Peer Group because it reflects those companies that perform and deliver similar service offerings. The Company is a component company of the Dow Jones Wilshire Computer Services Index, which includes the following additional companies: Computer Sciences Corporation, Dynamic Research Corp., Electronic Data Systems Corporation, International Business Machines Corporation, NCI, Inc., Perot Systems Corporation, SI International, Inc., SRA International, Inc., and Unisys Corporation.

     By contrast, the number of companies in the former Company peer group had declined since 2004 as a result of several being acquired or becoming privately held. As a group, the remaining companies of the former Company peer group Accenture, BearingPoint, Inc., Computer Sciences Corporation, Electronic Data Systems Corporation, Sourcecorp, Inc. and SRA International, Inc. no longer adequately reflected the service offerings related to those conducted by the Company.

     The historical information set forth in the following charts is not necessarily indicative of future performance.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
COMPANY PEER GROUPS

	Base			Index Returns
Company/Index Name	2001	2002	2003	2004	2005	2006
CACI International Inc	$100.00	$162.51	$145.96	$172.09	$268.77	$248.21
Russell 2000 Index	100.00	91.33	89.83	119.80	131.12	150.23
Russell 1000 Index	100.00	82.12	82.90	99.05	106.90	116.61
DJ Wilshire Computer Services	100.00	66.69	71.01	76.90	69.67	75.05
Company Peer Group	100.00	75.83	55.29	64.87	61.26	72.72

PROPOSAL 2: APPROVAL OF THE 2006 STOCK INCENTIVE PLAN

     On August 16, 2006, the Board adopted the 2006 Stock Incentive Plan (the “2006 Stock Plan”). The Company currently maintains the 1996 Stock Incentive Plan (“the 1996 Stock Plan”), as described above under “Director and Executive Officer Compensation.” By its terms, the 1996 Stock Plan will be terminated on November 14, 2006, at which time no further grants may be made under the Plan. The proposed 2006 Stock Plan is intended as a replacement for the 1996 Stock Plan.

     The 2006 Stock Plan is attached as Appendix A hereto and the description of the 2006 Stock Plan is subject to the actual text of the 2006 Stock Plan.

Description of the CACI International Inc 2006 Stock Incentive Plan

     The 2006 Stock Plan is designed to promote the long-term growth and profitability of the Company by: (i) providing directors and employees with incentives to improve stockholder value and to contribute to the growth and financial success of the Company; and (ii) enabling the Company to attract, retain and reward key employees.

     The 2006 Stock Plan authorizes the grant of: (i) incentive stock options, or options to purchase our common stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code (“Code”); (ii) options that do not so qualify, known as non-incentive stock options; (iii) shares of stock at no cost or at a purchase price set by the Compensation Committee, subject to restrictions and conditions determined by the Compensation Committee, referred to in this proxy statement as restricted stock; (iv) unrestricted shares of stock at prices set by the Compensation Committee, referred to in this proxy statement as unrestricted stock; (v) rights to acquire shares of our common stock upon the terms and conditions stated in the 2006 Stock Plan, known as restricted stock units; (vi) rights to receive cash payments based on or measured by appreciation in the market price of the Company’s common stock, referred to in this proxy statement as stock appreciation rights; and (vii) performance awards, or awards that can be in the form of incentive and non-incentive stock options, restricted stock, restricted stock units, stock appreciation rights and/or unrestricted stock and that are conditioned on the attainment of specified performance measures, referred to in this proxy statement as performance awards.

     Up to 2,000,000 shares of the Company’s common stock (subject to adjustment upon certain changes in the capitalization of the Company), plus the 1,294,048 unused shares available under the 1996 Stock Incentive Plan, may be issued pursuant to awards granted under the 2006 Stock Plan. No more than 750,000 shares of the Company’s common stock may be awarded in the form of restricted stock, restricted stock units, or unrestricted stock. No covered employee (generally, the chief executive officer and the four highest paid executive officers other than the chief executive officer) may be granted awards under the 2006 Stock Plan with respect to more than 300,000 shares of the Company’s common stock in any calendar year. Vesting of awards must take a minimum of three years for shares that vest based upon continuous service and at least one year for shares that vest based on performance. Awards may also become fully vested upon a change in control of the Company, disability, death, or retirement on or after age 65.

     The 2006 Stock Plan will be administered by the Compensation Committee, which will also have the power to delegate responsibility. The Compensation Committee will select the individuals to whom awards are granted and will determine the terms of each award, subject to the provisions of the 2006 Stock Plan. Awards may be granted under the 2006 Stock Plan to members of our board who are also employees, officers and other key employees. In addition, as described below, non-employee directors will be eligible only for grants of non-incentive stock options. As of September 1, 2006, approximately 90 individuals were eligible to participate in the 2006 Stock Plan.

     No options may extend for more than ten years from the date of grant (five years in the case of an incentive stock option recipient who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, referred to as greater-than-ten-percent-stockholders). The exercise price of any options granted under the 2006 Stock Plan must be at least equal to the fair market value of the Company’s common stock on the date of grant (110% of fair market value in the case of incentive stock options of a greater-than-ten-percent-stockholder). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which first become exercisable by an employee or officer (non-employee directors are not eligible to receive incentive stock options) in any calendar year may not exceed $100,000. Non-employee directors will receive a grant of 5,000 non-incentive stock options upon initial election to the Board, and an annual grant of 3,000 non-incentive stock options thereafter. The Company will not be able to reprice options without obtaining stockholder approval. In addition, upon the granting by the Compensation Committee of stock appreciation rights, all shares underlying the grant of stock appreciation rights (not just those shares paid to the executive upon exercise of the stock appreciation right) will be unavailable for further grants.

     Incentive stock options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the recipient’s lifetime, only by the recipient. Awards other than incentive stock options may be transferable, with the Compensation Committee’s permission, by gift or domestic relations order to members of the recipient’s family or a trust or other entity established for such family members. Incentive stock options generally may not be exercised after (i) termination of the recipient’s employment by the Company for cause; (ii) ninety days after termination of the recipient’s employment by the Company without cause or by the recipient voluntarily, including retirement in accordance with the Company’s policy; (iii) one year following the recipient’s termination of employment with the Company by reason of disability; and (iv) two years following a recipient’s death if the recipient’s death occurs prior to termination of employment with the Company. The terms and conditions of all other awards will be determined by the Compensation Committee in connection with each grant, if any.

Description of Reasons for Seeking Stockholder Approval of the 2006 Stock Plan

     Stockholder approval is being sought for the 2006 Stock Plan for three reasons. First, under the listing standards of the New York Stock Exchange, stockholder approval of equity compensation plans is a prerequisite to the listing of shares issuable under the 2006 Stock Plan. Second, under Section 422 of the Code, stockholder approval is necessary for certain stock options to qualify as incentive stock options.

     Finally, stockholder approval is needed to satisfy one of the prerequisites for treatment of certain payments under the 2006 Stock Plan as “performance-based compensation” within the meaning of Section 162(m) of the Code. Under Section 162(m) of the Code, the amount that the Company may deduct on its federal income tax return for compensation paid to certain covered employees in any taxable year is limited to $1,000,000 per individual. However, compensation that qualifies as “performance-based compensation” is not subject to the $1,000,000 deduction limit. Certain awards under the 2006 Stock Plan may qualify for the “performance-based compensation” exception under Section 162(m), if the procedures thereunder are followed. With respect to these performance awards, stockholders are asked to approve the following:

(1)	the employees eligible to receive the performance awards (which will consist of key employees, including covered employees);

(2)

the performance goal or goals, established by the Compensation Committee within the parameters set forth below, needed to be attained before the performance award is granted, vests, or is otherwise paid or delivered; and

(3)

either the maximum amount of compensation that could be paid, or the method for computing the amount that shall be granted, vested, paid, and/or delivered if the performance goal or goals are fully or partially attained, (the maximum number of shares that may be granted during any calendar year to a covered employee under the 2006 Stock Plan is 300,000).

     In addition, stockholders are being asked to approve the following measures (whether in absolute or relative terms) of the performance of the Company to be used in conjunction with any performance goals in connection with performance awards intended to qualify for the “performance-based compensation” exception under Section 162(m): basic or diluted earnings per share of the Company’s common stock; earnings per share of the Company’s common stock growth; revenue; operating income or profit; net income or profit (either before or after taxes); earnings and/or net income or profit before interest and taxes; earnings and/or net income or profit before interest, taxes, depreciation and amortization; return on capital; return on equity; return on assets; net cash provided by operations; free cash flow; common stock price; economic profit; economic value; total stockholder return; and gross margins and costs.

     Finally, with respect to awards under the 2006 Stock Plan that qualify as performance-based compensation, the Compensation Committee will (i) establish, by the earlier to occur of (A) 90 days after the beginning of the performance period to which the performance goal or goals apply and (B) the elapse of 25% of such performance period, specific and objective performance goals (the outcome of which will be substantially uncertain at the time they are established) and the method of calculating the related payments, in a manner consistent with the requirements of Section 162(m) of the Code; and (ii) certify, at the end of the performance period to which the performance goal or goals apply, and prior to any vesting, payment or delivery, the extent to which the applicable performance goal or goals were attained.

New Plan Benefits Table

     The specific amounts of benefits payable in the future to participants in the 2006 Stock Plan are not fully determinable because the amounts of the grants of such awards have not been established. However, the following chart is completed based on the amounts of grants awarded in recent years, the Company achieving certain financial goals for its fiscal year ending June 30, 2007, and a price of a share of the Company’s common stock on the ultimate grant date that is consistent with the closing price as reported by the NYSE on September 20, 2006, the date of record for this Proxy Statement. It is noted that the actual awards granted may differ significantly from the amounts shown below, based on the future financial performance of the Company and the price of a share of common stock on the grant dates.

NEW PLAN BENEFITS
2006 Stock Incentive Plan
	Dollar		Number
Name and Position	Value ($) *		of Units *
J. P. London, CEO, President and Chairman of the Board	$1,600,000		54,000
P. M. Cofoni, President, U.S. Operations	1,225,000		41,000
W. M. Fairl, Chief Operating Officer, U.S. Operations	850,000		29,000
S. L. Waechter, Executive Vice President, CFO and Treasurer	600,000		20,000
G. R. Bradford, President, CACI Limited	525,000		16,000
Executive Group	$4,800,000	(1)	160,000	(2)
Non-Executive Director Group	$550,000	(3)	23,000	(4)
Non-Executive Officer Employee Group	$18,125,000		600,000
____________________

*	The number of units and the dollar value of such units are not determinable because it has not been established whether performance awards will be granted, and if so, in what amounts.

(1)	This reflects non-incentive stock options and shares of restricted stock to be granted to the Executive Group. The final dollar value will be determined by the Compensation Committee in June 2007.

(2)	This reflects the estimated value for the Executive Group, divided by the closing share price on September 20, 2006. The final number of units will be based upon the stock price on the date of grant.

(3)

This reflects the 23,000 non-incentive stock options to be granted to the seven non-executive directors who will be eligible to participate in the 2006 Stock Plan multiplied by the Black-Scholes value of shares on September 20, 2006, an estimated value of the shares underlying the non-incentive stock options on the date of grant.

(4)

Under the 2006 Stock Plan, non-executive directors will be granted 5,000 shares upon their initial election to the Board, and will be granted 3,000 non-incentive options annually thereafter. This total reflects one non-executive director initially elected to the Board in 2007 receiving a grant of 5,000 non-incentive stock options, and six non-executive directors continuing service on the Board in 2007, each to receive a grant of 3,000 non-incentive stock options.

Federal Income Tax Information with Respect to the 2006 Stock Plan

     The grantee of a non-incentive stock option recognizes no income for federal income tax purposes on the grant thereof. On the exercise thereof, the difference between the fair market value of the underlying shares of the Company’s common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, the Company may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a non-incentive stock option.

     The grantee of an incentive stock option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an incentive stock option. If no disposition of shares acquired upon exercise of the incentive stock option is made by the option holder within two years from the date of the grant of the incentive stock option or within one year after exercise of the incentive stock option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive stock option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year).

     The excess of the fair market value of the underlying shares over the option price at the time of exercise of an incentive stock option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the regular tax liability in a later year; however, the minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

     In connection with the sale of the shares covered by incentive stock options, the Company is allowed a deduction for tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an incentive stock option within two years to the date of the grant or one year after the exercise of the Incentive Stock Option), subject to certain limitations on the deductibility of compensation paid to executives, including the deductibility limitation under Section 162(m) of the Code, unless the grant of the incentive stock option is included as part of a performance award that qualifies as “performance-based compensation” under Section 162(m) of the Code.

     With respect to all non-option awards, including performance awards that are granted in a form other than options, the recipient is taxed on the full value of the Company’s common stock transferred and/or cash distributed to him or her as ordinary income. The Company will be allowed a deduction for these amounts in the year of transfer or distribution, subject to the deductibility limitations under Section 162(m) of the Code as described above.

Vote Required and Recommendation

     Approval of the 2006 Stock Plan requires the affirmative vote of a majority of the votes cast, provided that a majority of the votes entitled to be cast have been cast on the proposal.

The Board recommends that stockholders vote FOR the 2006 Stock Plan.

PROPOSAL 3: APPROVAL OF THE AMENDED AND RESTATED
MANAGEMENT STOCK PURCHASE PLAN

     On August 15, 2002, the Board adopted the CACI International Inc Management Stock Purchase Plan (the “MSPP”). At the November 21, 2002 Annual Meeting, the stockholders approved the MSPP. On August 16, 2006, the Board adopted an amendment and restatement of the MSPP in order to, among other items, increase the number of shares of the Company’s common stock available under the MSPP, create a new award intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code, provide the Company with the discretion to grant matching awards, and conform certain provisions of the MSPP to the requirements of Section 409A of the Code, which imposes new rules as to deferred compensation which vests in 2005 or later.

     The MSPP, as amended and restated (the “Amended and Restated MSPP”), is attached as Appendix B hereto and this description of the Amended and Restated MSPP is subject to the actual text of the Amended and Restated MSPP

Description of Existing CACI International Inc Management Stock Purchase Plan

     The MSPP, as currently in effect, permits defined executives of the Company and its subsidiaries who hold the position of executive vice president or above to elect to receive RSUs in lieu of up to 30% of his or her pre-tax annual incentive bonus for each fiscal year (July 1 through June 30). Each RSU represents the participant’s right to receive one share of the Company’s common stock upon the terms and conditions stated in the MSPP. The participants are required to make such elections prior to June 30 (the last day of the fiscal year to which the bonus amount applied) by completing a bonus deferral and RSU subscription agreement. RSUs are granted at a discounted cost equal to the fair market value of the Company’s common stock on the date of grant, less five percent. The “fair market value” of the Company’s common stock is defined as the last reported price at which the common stock was traded on the date of the grant or, if no common stock is traded on that date, the price on the most recent date on which the Company’s common stock was traded, in either case, as reflected on the applicable registered national securities exchange. With limited exceptions and provided that that he or she remains employed by the Company, a participant is fully vested in each RSU 36 months after the date the RSU was awarded.

     With respect to each vested RSU, the Company issues to the participant one share of the Company’s common stock at the earlier of: (a) the end of the deferral period specified in the participant’s subscription agreement, which may be, at the election of the participant, three or more years, (b) the date of the participant’s termination of employment, or (c) the date of the termination of the MSPP. The Company has reserved for issuance to Participants under the MSPP an aggregate of 300,000 shares of common stock, which shares were to be purchased by the Company in the market on a periodic basis as required.

     The MSPP is administered by the Compensation Committee, which is also responsible for questions involving the administration and interpretation of the MSPP. The MSPP may be amended or terminated by the Board at any time, subject to certain restrictions.

Principal Differences between the Amended and Restated MSPP and the MSPP

     The Amended and Restated MSPP provides for equity ownership in the Company by certain eligible senior executives by: (i) requiring the deferral of a portion of their bonuses in the Company’s common stock; (ii) permitting such executives to use their bonuses to acquire additional shares of the common stock at a discount of up to 15%; and (iii) providing such executives with other economic incentives to use bonuses to acquire additional shares of the Company’s common stock.

     The Amended and Restated MSPP contains the following principal differences from the MSPP:

  The number of shares of common stock that the Company has reserved for issuance under the Amended and Restated MSPP has been increased from 300,000 to 500,000.

  The Compensation Committee may authorize the issuance of RSUs at a discount to fair market value of up to 15% rather than 5%.

  Rather than participation being solely discretionary, the Amended and Restated MSPP provides for: (i) mandatory deferrals of 20% (or a greater or lesser percentage as determined by the Company) of a participant’s bonus in RSUs; and (ii) elective deferrals of up to all of a participant’s remaining bonus towards the purchase of RSUs. A participant may elect to defer all or a portion of his or her remaining bonus by completing a subscription agreement with the Company no later than December 31 in the fiscal year (July 1 through June 30) in which the bonus is earned (or as otherwise specified in the Amended and Restated MSPP for elective deferrals that qualify as 162(m) awards).

  The Amended and Restated MSPP provides that the Company may grant matching awards, in an amount not to exceed 25% of the participant’s mandatory and elective deferrals. The matching grants will granted at the discretion of the Compensation Committee no later than December 31 of the fiscal year in which the bonus is earned (or as otherwise specified in the Amended and Restated MSPP for matching awards that qualify as 162(m) awards).

  The awards fully vest after 36 months of continuous employment, or if earlier, upon death, disability, or a “change in control” as defined in the Amended and Restated MSPP (and in the case of matching awards, upon retirement on or after age 65).

Certain Other Differences between the Amended and Restated MSPP and the MSPP

  The Amended and Restated MSPP contains a number of changes required by Section 409A of the Code. These changes include: (i) additional restrictions on the timing of when participants must make certain elective deferrals and when the Company must grant matching awards that do not qualify as 162(m) awards; (ii) additional limitations as to when the Company may terminate the Amended and Restated MSPP and make distributions to participants; (iii) additional restrictions as to the timing of distributions; and (iv) clarifications of definitions of certain provisions.

  A limit has been placed on the total dollar value of the RSUs awarded to any participant in any fiscal year.

  The definition of “change in control” has been amended to be consistent with both the 1996 Stock Plan and the proposed 2006 Stock Plan.

  The definition of “fair market value” has been amended to be consistent with both the 1996 Stock Plan and the proposed 2006 Stock Plan by being measured using “closing price per share” rather than “last reported sales price.”

  The Amended and Restated MSPP reflects an amendment to the MSPP that expanded the class of executives eligible for participation in the MSPP from all U.S.-based executive vice presidents and above to all U.S.-based senior vice presidents and above, which was approved by the Compensation Committee and the Board in 2004 but not reflected in the MSPP.

  Participants whose employment is terminated for cause as defined in the Amended and Restated MSPP will forfeit their right to receive common stock, as well as the discount element of the RSUs. Such executives would not forfeit the underlying deferred bonus, but would receive the lesser of (i) the dollar amount of the deferred bonus (plus interest on the deferred bonus at the one year Treasury bill rate), or (ii) the value of the RSUs (based on the current fair market value of the Company’s common stock).

     The Amended and Restated MSPP is designed to promote the long-term growth and profitability of the Company by: (i) providing directors and employees with incentives to improve stockholder value and to contribute to the growth and financial success of the Company; and (ii) enabling the Company to attract, retain and reward key employees. The Board believes that the Amended and Restated MSPP will better serve these goals than the MSPP, because matching awards and the granting of RSUs at a greater discretionary discount percentage will encourage executives to convert a higher percentage of their bonuses into Company equity. Moreover, the mandatory deferral will result in a higher percentage of equity ownership by executives. Each of these factors should better align the interests of these executives with those of the Company’s stockholders.

Reasons for Seeking Stockholder Approval of the Amended and Restated MSPP

     Stockholder approval is being sought for the Amended and Restated MSPP for two principal reasons. First, under the listing standards of the New York Stock Exchange, stockholder approval of equity compensation plans or material amendments to existing equity compensation plans is a prerequisite to the listing of shares issuable under the Plan. Certain of the amendments to the MSPP reflected in the Amended and Restated MSPP are material. If the Amended and Restated MSPP is not approved by the stockholders, the MSPP will remain in place and the Board may still make certain amendments to the MSPP that do not require stockholder approval.

     Second, stockholder approval is needed to satisfy one of the prerequisites for treatment of certain payments under the Amended and Restated MSPP as “performance-based compensation” within the meaning of Section 162(m) of the Code. As discussed with respect to the 2006 Stock Plan, under Section 162(m) of the Code, the amount that the Company may deduct on its federal income tax return for compensation paid to certain covered employees in any taxable year is limited to $1,000,000 per individual. However, compensation that qualifies as “performance-based compensation” is not subject to the $1,000,000 deduction limit. Certain awards under the 2006 Stock Plan may qualify for the “performance-based compensation” exception under Section 162(m) if the procedures thereunder are followed. Similar to the 2006 Stock Plan and with respect to these performance awards, the stockholders are asked to approve the following:

(1)	the employees eligible to receive the performance awards (which will consist of all U.S.-based key employees holding the position of senior vice president and above);

(2)	the performance goal or goals, established by the Compensation Committee within the parameters set forth below, needed to be attained before the performance award is granted, vests, or is otherwise paid or delivered; and

(3)	either the maximum amount of compensation that could be paid, or the method for computing the amount that shall be granted, vested, paid, and/or delivered if the performance goal or goals are fully or partially attained (the maximum dollar value of the RSUs that can be awarded to a participant in any fiscal year may be up to 100% of the participant’s bonus paid for that fiscal year).

     In addition, stockholders are being asked to approve the following measures (whether in absolute or relative terms) of the performance of the Company to be used in conjunction with any performance goals in connection with performance awards intended to qualify for the “performance-based compensation” exception under Section 162(m): basic or diluted earnings per share of the Company’s common stock; earnings per share of the common stock growth; revenue; operating income or profit; net income or profit (either before or after taxes); earnings and/or net income or profit before interest and taxes; earnings and/or net income or profit before interest, taxes, depreciation and amortization; return on capital; return on equity; return on assets; net cash provided by operations; free cash flow; common stock price; economic profit; economic value; total stockholder return; and gross margins and costs.

     Finally, with respect to awards subject to Section 162(m) of the Code, the Compensation Committee will (i) establish, by the earlier to occur of (A) 90 days after the beginning of the performance period to which the performance goal or goals apply and (B) the elapse of 25% of such performance period, specific and objective performance goals (the outcome of which will be substantially uncertain at the time they are established) and the method of calculating the related payments, in a manner consistent with the requirements of Section 162(m) of the Code; and (ii) certify, at the end of the performance period to which the performance goal or goals apply, and prior to any vesting, payment or delivery, the extent to which the applicable performance goal or goals were attained.

New Plan Benefits Table

     The specific amounts of benefits payable in the future to participants in the Amended and Restated MSPP are not fully determinable because the amounts of the grants of such awards have not been established. However, the following chart is completed based upon the Company achieving certain financial goals for its fiscal year ending June 30, 2007, a 20% bonus deferral for all eligible participants, and a price of a share of the Company’s common stock on the ultimate grant date that is consistent with the closing price as reported by the NYSE on September 20, 2006, the date of record for this Proxy Statement. It is noted that the actual awards granted may differ significantly from the amounts shown below, based on the future financial performance of the Company and the price of a share of common stock on the grant dates.

NEW PLAN BENEFITS
AMENDED AND RESTATED MSPP
	Dollar	Number
Name and Position	Value ($)(1)	of Units(2)
J. P. London, CEO, President and Chairman of the Board	$245,000	4,460
P. M. Cofoni, President, U.S. Operations	143,000	2,600
W. M. Fairl, Chief Operating Officer, U.S. Operations	95,000	1,720
S. L. Waechter, Executive Vice President, CFO and Treasurer	87,000	1,580
G. R. Bradford, President, CACI Limited	12,000	220
Executive Group	$582,000	10,580
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	$660,000	12,000
____________________

(1)	This reflects the sum of the estimated discount value and the amount of the bonus deferral of shares purchased via the MSPP, based upon the Company achieving certain financial goals.

(2)	This reflects the estimated value divided by the closing stock price on September 20, 2006. The final number of units will be based upon the stock price on the date of grant.

Federal Income Tax Information With Respect To The Amended and Restated Management Stock Purchase Plan

     The Participant is taxed on the full value of the Company’s common stock transferred and/or cash distributed to him or her. The Company will be allowed a deduction for these amounts in the year of transfer or distribution, subject to the deductibility limitation under Section 162(m) of the Code as described above.

Vote Required and Recommendation

     Approval of the 2006 Stock Plan requires the affirmative vote of a majority of the votes cast, provided that a majority of the votes entitled to be cast have been cast on the proposal.

The Board recommends that stockholders vote FOR the Amended and Restated MSPP.

PROPOSAL 4: ADJOURNMENT OF THE MEETING IF NECESSARY
TO PERMIT FURTHER SOLICITATION OF PROXIES

     If, at the time the Company convenes the Annual Meeting, the total votes cast on Proposal 2 or 3 above are insufficient to meet NYSE requirements for approval of either proposal, such proposal could not be approved unless the Company adjourns the Annual Meeting to reconvene at a later date in order to permit management to solicit additional proxies. In order to allow proxies received at the time of the Annual Meeting to be voted for such an adjournment, if necessary, the Company is submitting the question of adjournment under those circumstances to the stockholders as a separate procedural matter for consideration. If a quorum is present, the vote of the holders of a majority of the shares present, or represented, and entitled to vote at the Annual Meeting will be required to approve any such adjournment to a later date.

     If it is necessary to adjourn the Annual Meeting of Stockholders to a later date and the adjournment is for a period of less than 30 days, the Company will not be required to give any additional notice of the time and place of the adjourned meeting to stockholders other than an announcement at the Annual Meeting. The Company expects that stockholders will take final action to elect Directors and to vote on Proposal 4 on the scheduled date of the Annual Meeting (November 16, 2006), regardless of whether the meeting is adjourned to a later date for further consideration of Proposals 2 and 3.

The Board recommends that stockholders vote FOR the adjournment.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Ernst & Young LLP currently serves as the Company’s independent auditors, and that firm conducted the audit of the Company’s accounts for fiscal year 2006. The Audit Committee has appointed Ernst & Young LLP to serve as independent auditors to conduct an audit of the Company’s accounts for fiscal year 2007.

     Selection of the Company’s independent auditors is not required to be submitted to a vote of the shareholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. However, the Board of Directors is submitting this matter to the stockholders as a matter of good corporate practice. If a quorum is present, the vote of the holders of a majority of the shares of stock and entitled to vote in person or by proxy at the Annual Meeting will be required to ratify such selection. Broker non-votes will not be considered entitled to vote for this purpose. If the stockholders fail to vote in favor of the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP, and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if stockholders vote in favor of the appointment, on an advisory basis, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board recommends that stockholders vote FOR ratification of Ernst & Young LLP as independent auditors.

INDEPENDENT AUDITOR FEES

Fees Paid to Ernst & Young LLP

Pre-Approval Policies and Procedures

     The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditors. This policy generally provides that the Company will not engage its independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below. All audit services were pre-approved by the Audit Committee.

     From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditors during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

     The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditors. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

     The following is a summary of the fees for professional services rendered by Ernst & Young LLP for the fiscal years ended June 30, 2006 and June 30, 2005:

		June 30,
		2006	2005
Audit Fees(1)
●	Annual audit and quarterly reviews of the consolidated
	financial statements	$568,000	$494,000
●	Annual audit of management’s assessment of internal
	control over financial reporting	455,000	651,000
●	Statutory audits of subsidiaries	83,000	70,000
Total Audit Fees		$1,106,000	$1,215,000
Audit-Related Fees(2)
●	Employee benefit plans	$28,000	$23,000
	Advisory and due diligence services related to
	acquisitions	492,000	47,000
●	Filing of S-3 and S-8 registration statements	0	39,000
●	Various accounting consultations, including
	services rendered in connection with the adoption of
	FAS 123R	172,000	21,000
Total Audit-Related Fees		$342,000	$130,000
Tax Fees(3)
●	Tax advisory fees	$36,000	$409,000
Total Tax Fees		$36,000	$409,000

Total		$1,448,000	$1,754,000
____________________

(1)

Audit Fees include fees for professional services rendered by Ernst & Young LLP, which for 2006 consisted of the examination in connection with the audit of the consolidated financial statements of the Company and quarterly review of financial statements, and services that are normally provided in connection with Company statutory and regulatory filings or engagements. These fees include services provided in connection with Ernst & Young LLP’s audit of management’s assessment of internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act of 2002.

(2)

Audit-Related Fees consist of fees paid to Ernst & Young LLP for assurance and related services provided in connection with the audit of the Company’s 401(k) plan financial statements, the filing of S-3 and S-8 registration statements, due diligence and assistance and various accounting consultations.

(3)

Tax Fees consist primarily of fees in connection with the Company’s application for state employment tax credits and analysis of sales and use tax implications related to the Company’s acquisition of the Defense and Intelligence Group of American Management Systems, Inc.

COMPENSATION COMMITTEE REPORT
FOR FISCAL YEAR 2006

     The Company’s executive compensation policies and practices are overseen by the Compensation Committee of the Board of Directors. In fiscal year 2006 the members of the Committee were Michael J. Bayer, Richard L. Leatherwood, Charles P. Revoile, and Larry D. Welch. Each Committee member is a non-employee Director and meets the independence requirements established by the New York Stock Exchange. Committee actions concerning Executive Officer compensation are subject to full Board review. Award decisions under the Company’s 1996 Employee Stock Incentive Plan, however, are delegated exclusively to the Committee.

     Set forth below is the report of the Committee for fiscal year 2006 addressing the Company’s executive compensation policies for fiscal year 2006 as they affected (1) Dr. London and (2) Messrs. Bradford, Elefante(1), Cofoni, Fairl, and Waechter, who were the Company’s Executive Officers.

Executive Compensation Policies

     Philosophy. The Committee bases its executive compensation policy on the same principles that guide the Company in establishing all its compensation programs. We design programs to attract, retain, and motivate highly talented individuals at all levels of the organization. Consistent with our overall philosophy, Executive Officers’ compensation levels are intended to be fair (but not excessive) and competitive with similar sized companies in the Company’s industry. The program consists of both annual and long-term components.

     Compensation Consultant. The Committee has authority under its charter to engage the services of outside advisors, experts and others to assist the Committee. In accordance with this authority, the Committee engages Watson Wyatt & Company as an independent outside compensation consultant to advise the Committee on all matters related to CEO and other executive compensation. The compensation consultant attended all meetings of the Committee. The Committee also uses salary analysis information provided by another consultant retained by the Company.

     Methodology. In setting executive compensation levels, the Committee takes into account both objective and subjective performance criteria, including:

  market compensation data surveys;

  the Company’s after-tax earnings;

  actual versus target operating performance in terms of revenue and after-tax earnings;

  individual initiative and contributions to overall performance;

  individual achievement of specific, pre-set strategic objectives;

  managerial ability;

  performance of special projects; and

  with respect to Mr. Bradford, the Company’s only Executive Officer serving outside the United States, the Committee considered, but did not use, cost of living and expatriate adjustments.

Components of Executive Compensation for 2006

     The Company determines base salary based on Company and individual performance for the previous year, and market conditions, including pay at comparable companies in the market. As a general rule, the Company sets executive salaries at or below the mid-point of the market.

     In addition to base compensation, executive incentive compensation programs include performance thresholds, below which either no bonus or a significantly reduced bonus is paid. It is the Committee’s intent by considering these criteria to tie a significant portion of the Executive Officers’ compensation to Company performance and to pre-established performance criteria.
____________________

(1)	Jeffrey P. Elefante, former Executive Vice President, General Counsel, Secretary, and Director of Contract and Administrative Services retired from the company effective August 31, 2005.

     The Company uses stock-based compensation to the Executive Officers as a means of (1) aligning the interests of management with those of the stockholders, and (2) retaining and recruiting key executives through the use of stock option awards and restricted stock units with future exercise dates. The Executive Officers may participate in: (1) the Company’s 1996 Employee Stock Incentive Plan; (2) the Executive Stock Bonus Plan; (3) the Officer Stock Deposit Program; and (4) the Management Stock Purchase Plan. For fiscal year 2006, awards of options and restricted stock units under the 1996 Stock Plan were made based on the position of the officer and the achievement of certain performance measures.

     The Committee has adopted Executive Stock Ownership Guidelines for Executive Officers to help foster a focus on long-term growth. The Committee expects Executive Officers to own common stock equal to a multiple of the Executive Officers’ base salary within 6 years of becoming an eligible officer.

     Executive Officers also are permitted to participate in certain broad-based employee benefit plans on substantially the same terms as other employees who meet applicable eligibility criteria, subject to any legal limitation placed on the amounts that may be contributed or the benefits that may be payable under such plans. For example, the Company makes matching contributions to the Company’s voluntary 401(k) plan on behalf of the Executive Officers based on the amount of each Executive Officer’s contributions to the Plan and on the Company’s profits for each fiscal year and to the CACI Non-Qualified Executive Retirement Plan based on the Executive Officer’s compensation. The Executive Officers may elect to contribute a percentage of their compensation to the CACI Non-Qualified Executive Retirement Plan.

Relationship of Executive Compensation to Company Performance

     Compensation paid to the Executive Officers in fiscal year 2006 (as reflected in the Summary of Executive Officer Compensation table included in this Proxy Statement) consisted primarily of base salary and performance bonus, along with specific stock option and/or restricted stock unit grants (as reflected in the Option Grants During Fiscal Year 2006 table included in this Proxy Statement).

     Compensation plans for fiscal year 2006 were developed late in fiscal year 2005 following a review of compensation to ascertain the compensation levels that would be necessary or desirable to maintain the Company’s compensation structure on a competitive basis, and to provide appropriate incentive for achieving desired Company performance. Specific performance targets were established and incorporated into fiscal year business plans that were developed by the Executive Officers under the supervision of the Chief Executive Officer and approved by the Board of Directors.

     The approved fiscal year business plans were used as the basis for the Company’s performance bonus plans, which provided for bonus payments to Executive Officers based on actual versus target operating performance in terms of after-tax earnings for the Company as a whole; and for those Executive Officers in charge of an operating unit, for the Executive Officer’s particular unit. These plans provided for (1) no bonus payment for performance below a pre-set minimum profit threshold; (2) payment of a base bonus for performance that exceeded the minimum profit threshold; and (3) payment of an enhanced bonus at increasing percentage levels as performance met or exceeded additional pre-set profit levels.

     The Company’s incentive compensation plans also allowed for payment of additional compensation on the basis of achievement of (1) specific, pre-set strategic objectives and (2) an evaluation of each Executive Officer’s initiative and contributions to overall performance apart from quantitative financial performance. Payments pursuant to such subjective criteria were determined at or close to the end of fiscal year 2006 after discussions among the Committee and, for all Executive Officers other than Dr. London, after discussions between the Committee and Dr. London.

Chief Executive Officer Compensation

     The Committee’s approach to setting the Chief Executive Officer’s compensation, as in the case of the other Executive Officers, is to tie a significant portion of his compensation to Company performance while seeking to be competitive with other similar sized companies in the Company’s industry and to provide the Chief Executive Officer with some certainty as to the level of his compensation through base salary. The Committee believes that this approach appropriately rewards the CEO for achievement of Company performance goals.

     In 2006, the CEO’s base compensation was increased 13% from $620,000 in fiscal year 2005 to $700,600 in fiscal year 2006. This increase was based on market salary data and was awarded to bring his salary up to from 80% of the median of the compensation ratio to 93% of the median for the industry.

     Consistent with past practice, the Committee also granted Dr. London and other members of the management equity awards under the long-term incentive programs described elsewhere in this Proxy Statement. These awards were 41,218 non-qualified stock options and 8,200 restricted stock units. In determining the size of stock option and restricted stock units awarded to Dr. London, the Committee took into consideration competitor’s compensation, the Company’s past year’s financial performance, Dr. London’s individual performance in the last year and the Committee’s past practice regarding stock option and restricted stock unit grants to Dr. London.

     Dr. London’s salary and bonus compensation for fiscal year 2006 was $1,560,052 a decrease of 34% from fiscal year 2005 as a result of the operation of Dr. London’s incentive compensation plan applied to the Company’s after-tax earnings in fiscal year 2006.

     Dr. London’s fiscal year 2006 incentive compensation was based on the Company’s net after-tax profit, both for individual quarters within the fiscal year and for the fiscal year as a whole. Dr. London was entitled to a bonus based on each quarter’s net after-tax profit so long as that profit was equal to or exceeded the net after-tax profit for the same quarter of fiscal year 2005, and a larger, variable bonus upon reaching or exceeding a predetermined threshold net after-tax profit level for the fiscal year. During fiscal year 2006, by operation of the applicable bonus formulae, Dr. London earned $873,234 in aggregate incentive compensation for quarterly and annual net after-tax profit results for the fiscal year.

     The Committee believes that in view of the Company’s performance for the year, Dr. London’s compensation for fiscal year 2006 was reasonable.

     In June, 2006, the Committee and the Board of Directors approved a bonus arrangement for Dr. London for fiscal year 2007 which ties a significant portion of Dr. London’s compensation to the achievement by the Company of certain profit results during fiscal year 2007.

     Deductibility Cap on Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each of its five most highly paid executive officers. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. Executive compensation generally is performance based compensation meeting the Code’s requirements, and, as such, are fully deductible. To maintain flexibility in compensating executive officers in a manner designed to promote Company goals, the Committee has not adopted a policy requirement for all compensation to be deductible.

RESPECTFULLY SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Michael J. Bayer	Richard L. Leatherwood
Charles P. Revoile	Larry D. Welch

AUDIT COMMITTEE REPORT FOR FISCAL YEAR 2006

     The members of the Company’s Audit Committee are Peter A. Derow, Richard L. Leatherwood, Barbara A. McNamara, and Warren R. Phillips.

     In accordance with the Audit Committee Charter, the Audit Committee of the Board (“Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee Charter was first adopted by the Board in June, 1994 and has been reviewed annually and amended as necessary since that date. Each member of the Audit Committee qualifies as “independent” in accordance with Rule 10A-3 of the Securities and Exchange Act and the requirements of the New York Stock Exchange Listed Company Manual, Sections 303A.01, 303A.02, 303A.06 and 303A.07. In fulfilling its responsibilities as set forth in the Audit Committee Charter, the Committee has accomplished the following:

1.	It has reviewed and discussed the audited financial statements with management;

2.	It has discussed with the independent auditors, Ernst & Young LLP, the matters required to be discussed by Statement of Accounting Standards (SAS) 61 (Codification of Statements on Auditing Standards, AU Section 380) as modified or supplemented through August 1, 2006;

3.	It has received the written disclosures and the letter from Ernst & Young LLP, required by Independence Standards Board’s Standard No. 1 (Independence Discussions with Audit Committees) as modified or supplemented through August 1, 2006;

4.	It has discussed with Ernst & Young LLP its independence under Independence Standards Board’s Standard No. 1 (Independence Discussions with Audit Committees); and

5.	Based on the review and discussions described in subparagraphs (1) through (4) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006 for filing with the SEC.

RESPECTFULLY SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Peter A. Derow	Warren R. Phillips
Richard L. Leatherwood	Barbara A. McNamara

SOLICITATION

     The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of solicitation of proxies will be borne by the Company. The firm of Morrow & Co., Inc. has been retained to assist in soliciting proxies at a fee not to exceed $8,000, plus expenses. The Company may also reimburse banks, brokers, nominees, and other fiduciaries for postage and reasonable clerical expenses incurred by them in forwarding the proxy material to their principals. Proxies may be solicited without extra compensation by certain Officers, Directors and other employees of the Company, by telephone or telegraph, by personal contact, or by other means.

FUTURE STOCKHOLDER PROPOSALS

     For inclusion in the Company’s proxy materials, any stockholder proposals intended to be presented at the 2007 Annual Meeting must be received by the Secretary of the Company at the company’s principal executive offices at 1100 N. Glebe Road, Arlington, Virginia 22201 no later than June 8, 2007.

     Stockholders of record who do not submit proposals for inclusion in the Company’s proxy materials but who intend to submit a proposal at the 2007 Annual Meeting, and stockholders of record who intend to submit nominations for directors at the meeting, must provide written notice. Such notice should be addressed to the Secretary and received at the Company’s principal executive offices no later than August 22, 2007. The written notice must satisfy certain requirements specified in the Company’s By-laws. A copy of the By-laws will be sent to any stockholder upon written request to the Secretary, and the By-laws are also available for free on the Company’s website, www. caci.com/about/corp_gov/bylaws_3-00.pdf, and the SEC’s website, www.sec.gov.

AVAILABILITY OF FORM 10-K

     The Company will provide without charge to each person solicited by this Proxy Statement a copy of its Annual Report on Form 10-K for the fiscal year ending June 30, 2006, including financial statements and financial statement schedules but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and the Company will furnish a copy of any such exhibit to any person who requests one upon the payment of our reasonable expenses in providing the requested exhibit. For further information, contact David L. Dragics, Vice President, Investor Relations, CACI International Inc, 1100 North Glebe Road, Arlington, Virginia 22201, telephone 703-841-7800. The Company’s Annual Report on Form 10-K and its other filings with the SEC, including the exhibits, are also available at no cost at www.shareholder.com/caci/sec.cfm and the SEC’s website, www.sec.gov.

OTHER MATTERS

     As of this date, the Board knows of no business which may properly come before the meeting other than that stated in the Notice of Meeting accompanying this Proxy Statement. Should any other business arise, proxies given in the accompanying form will be voted in accordance with the discretion of the person or persons named therein.

By Order of the Board of Directors

Arnold D. Morse, Secretary

Arlington, Virginia
Dated: October 10, 2006

APPENDIX A

CACI INTERNATIONAL INC

2006 STOCK INCENTIVE PLAN

Effective: ____________ __, 2006

A-i

13.	Adjustments; Business Combinations	11
	(a) Adjustments	11
	(b) Change in Control	11
	(c) Dissolution and Liquidation	12
	(d) Other Adjustments	12
14.	Termination and Amendment	12
	(a) Amendment or Termination by the Board	12
	(b) Amendments by the Committee	12
	(c) Approval of Participants	12
15.	Non-Guarantee of Employment	12
16.	Termination of Employment	12
17.	Written Agreement	13
18.	Non-Uniform Determinations	13
19.	Limitation on Benefits	13
20.	Compliance with Securities Law	13
21.	No Trust or Fund Created	13
22.	No Limit on Other Compensation Arrangements	13
23.	No Restriction of Corporate Action	14
24.	Construction; Governing Law	14
25.	Plan Subject to Charter and Bylaws	14
26.	Effective Date; Termination Date	14

A-ii

CACI INTERNATIONAL INC
2006 STOCK INCENTIVE PLAN

1. Establishment, Purpose and Types of Awards

     CACI International Inc, a Delaware corporation (the “Company”) hereby establishes the CACI International Inc 2006 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of Awards in the form of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Unrestricted Stock, and Performance Awards, in each case as such term is defined below, and any combination of the foregoing.

2. Definitions

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

     “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock (or other equity interests) in such entity.

     Affiliated Group Member” means any member of the “affiliated group,” as such term is defined in Section 1504 of the Code (but determined without regard to Section 1504(b) of the Code), which includes the Company.

     “Award” means an Incentive Stock Option, Non-Statutory Stock Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Unrestricted Stock, and Performance Award, and any combination of the foregoing.

     “Board” means the Board of Directors of the Company.

     “Change in Control” means the occurrence of any one of the following events:

(i)	any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii)	persons who, as of July 1, 2006, constituted the Company’s Board (the “Incumbent Board”) cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to July 1, 2006 whose election was approved by, or who was nominated with the approval of, at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board; or

(iii)	the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv)	the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

     “Code” means the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

     “Committee” means the Compensation Committee of the Board or such other committee or sub-committee of the Board as may be appointed pursuant to Section 3 of the Plan to administer the Plan.

     “Committee Delegate” means the Chief Executive Officer or other senior officer of the Company to whom duties and powers of the Board or Committee hereunder have been delegated pursuant to Section 3(b).

     “Covered Employee” means an employee of the Company or any Affiliated Group Member who is subject to Section 162(m) of the Code.

     “Disabled” or “Disability” means (i) the Participant is subject to a legal decree of incompetency (the date of such decree being deemed the date on which such disability occurred), (ii) the written determination by a physician selected by the Company that, because of a medically determinable disease, injury or other physical or mental disability, the Participant is unable substantially to perform each of the material duties of the Participant’s position as an Executive, and that such disability has lasted for the immediately preceding ninety (90) days and is, as of the date of determination, reasonably expected to last an additional six (6) months or longer after the date of determination, in each case based upon medically available reliable information, or (iii) the Participant’s qualifying for benefits under the Company’s long-term disability coverage, if any.

     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and any rules or regulations promulgated thereunder.

     “Fair Market Value” of the Stock for any purpose on a particular date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

     “Grant Agreement” means a written agreement between the Company and a Participant memorializing the terms and conditions of an Award granted pursuant to the Plan.

     “Grant Date” means the date on which the Committee formally acts to grant an Award to a Participant or such other date as the Committee shall so designate at the time of taking such formal action.

     “Incentive Stock Options” means Stock options that meet the requirements of Section 422 of the Code.

     “Non-Employee Director” means any director who: (i) is not currently an officer of the Company, a Subsidiary or an Affiliate, or otherwise currently employed by the Company, a Subsidiary or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company, a Subsidiary or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

     “Non-Statutory Stock Options” means Stock options that do not meet the requirements of Section 422 of the Code.

     “Outside Director” means any director who (i) is not an employee of the Company or of any Affiliated Group Member, (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group

Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

     “Parent” means a company, whether now or hereafter existing, within the meaning of the definition of “parent company” provided in Section 424(e) of the Code, or any successor thereto of similar import.

     “Participant” means any member of the Board or officer or key employee of the Company or any Subsidiary or Affiliate, who is granted an Award under the Plan.

     “Performance Award” means an Award under Section 10 hereof.

     “Performance Measure” means one or more of the following criteria, or such other operating objectives, selected by the Committee to measure performance of the Company or any Subsidiary or Affiliate or other business division of same for a Performance Period, whether in absolute or relative terms: basic or diluted earnings per share of Stock; earnings per share of Stock growth; revenue; operating income or profit; net income or profit (either before or after taxes); earnings and/or net income or profit before interest and taxes; earnings and/or net income or profit before interest, taxes, depreciation and amortization; return on capital; return on equity; return on assets; net cash provided by operations; free cash flow; Stock price; economic profit; economic value; total stockholder return; gross margins and costs. Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.

     “Performance Period” means a period of not less than one year over which the achievement of targets for Performance Measures is determined.

     “Performance Shares” mean Restricted Stock Units granted under Section 10.

     “Repricing” or “Reprice” means any of the following or other action that has the same effect: (i) lowering the exercise price of a Stock option after it is granted, (ii) any other action that is treated as a repricing under generally accepted accounting principles, or (iii) canceling a Stock option at a time when its exercise price exceeds the Fair Market Value of the underlying Stock in exchange for another Award, or other equity of the Company, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off, or similar corporate transaction.

     “Restricted Stock” and “Restricted Stock Units” means Awards under Section 7.

     “Rule 16b-3” means Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

     “Securities Act” means the U.S. Securities Act of 1933, as amended and any rules or regulations promulgated thereunder.

     “Stock” means common stock of the Company, par value $0.10 per share.

     “Stock Appreciation Rights” or “SARs” means Awards under Section 8.

     “Subsidiary” and “Subsidiaries” means only a company or companies, whether now or hereafter existing, within the meaning of the definition of “subsidiary company” provided in Section 424(f) of the Code, or any successor thereto of similar import.

     “Terminated Plan” means the 1996 Stock Incentive Plan.

     “Unrestricted Stock” means Awards under Section 9.

3. Administration

     (a) Procedure. The Plan shall be administered by a Stock Incentive Plan Committee (the “Committee”) consisting of all members of the Compensation Committee of the Company, each of whom qualifies as an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director or a Non-Employee Director. The Committee shall have at least two (2) members at all times. None of the members of the Committee shall have been granted any Award under this Plan (other than pursuant to Sections 6(g) and 9(b)) or the Terminated Plan (other than pursuant to Sections 5(b) and 7(b)). Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

     (b) Secondary Committees and Sub-Plans. The Board may, in its sole discretion, divide the duties and powers of the Committee by establishing one or more secondary Committees to which certain duties and powers of the Committee hereunder are delegated (each of which shall be regarded as a “Committee” under the Plan with respect to such duties and powers). Additionally, if permitted by applicable law, the Board or Committee may delegate certain of the Committee’s duties and powers hereunder to the Chief Executive Officer and/or to other senior officers of the Company subject to such conditions and limitations as the Board or Committee shall prescribe. However, only the Committee described under Subsection 3(a) may designate and grant Awards to Participants. The Committee shall also have the power to establish sub-plans (which may be included as appendices to the Plan or the respective Grant Agreements), which may constitute separate programs, for the purpose of establishing programs which meet any special tax or regulatory requirements of jurisdictions other than the United States and its subdivisions. Any such interpretations, rules, administration and sub-plans shall be consistent with the basic purposes of the Plan.

     (c) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

     (i) determine the Participants to whom, and the time or times at which, Awards shall be granted,

     (ii) determine the types of Awards to be granted,

     (iii) determine the number of shares of Stock to be covered by or used for reference purposes for each Award,

     (iv) impose such terms, limitations, vesting schedules, restrictions and conditions upon any such Award as the Committee shall deem appropriate, including without limitation establishing, in its discretion, Performance Measures that must be satisfied before an Award vests and/or becomes payable, the term during which an Award is exercisable, the purchase price, if any, under an Award and the period, if any, following a Participant’s termination of employment or service with the Company or any Subsidiary or Affiliate during which the Award shall remain exercisable,

     (v) subject to the provisions of Section 409A of the Code, modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award that would materially, adversely affect the Participant without the Participant’s consent, or constitute a Repricing of an Incentive Stock Option or Non-Statutory Stock Option without the approval of the holders of the Company’s voting securities,

     (vi) subject to the provisions of Section 4(c), accelerate the time in which an Award may be exercised or in which an Award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an Award, and

     (vii) establish objectives and conditions, including targets for Performance Measures, if any, for earning Awards and determining whether Awards will be paid after the end of a Performance Period.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary, desirable or appropriate in accordance with the Bylaws of the Company.

     (d) Limited Liability. To the maximum extent permitted by law, no member of the Board or Committee or a Committee Delegate shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

     (e) Indemnification. The members of the Board and Committee and any Committee Delegate shall be indemnified by the Company in respect of all their activities under the Plan in accordance with the procedures and terms and conditions set forth in the Certificate of Incorporation and Bylaws of the Company as in effect from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation and Bylaws, as a matter of law, or otherwise.

     (f) Effect of Committee’s Decision. All actions taken and decisions and determinations made by the Committee or a Committee Delegate on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee’s or Committee Delegate’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Participants in the Plan and any other employee of the Company, and their respective successors in interest.

4. Stock Available Under the Plan; Maximum Awards

     (a) Stock Available Under the Plan.

     (i) Subject to adjustments as provided in Section 13 of the Plan, the Stock that may be delivered or purchased with respect to Awards granted under the Plan, including with respect to Incentive Stock Options, shall not exceed an aggregate of Two Million (2,000,000) shares of Stock, plus the number of shares of Stock available from the Terminated Plan as provided in Subsection 4(a)(ii) below. Stock available under the Plan may be, in any combination, authorized but unissued Stock and Stock that is reacquired by the Company. The Company shall reserve said number of shares of Stock for Awards under the Plan, subject to adjustments as provided in Section 13 of the Plan. If any Award, or portion of an Award, issued under the Plan, expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares of Stock without the delivery by the Company (or, in the case of Restricted Stock, without vesting) of Stock or other consideration, the Stock subject to such Award shall thereafter be available for further Awards under the Plan. In the case of a Stock Appreciation Right, the difference between the number of shares of Stock covered by the exercised portion of the SAR and the number of shares of Stock actually delivered upon exercise shall not be restored or available for future issuance under the Plan.

     (ii) There shall be available for issuance under the Plan the sum of (A) the number of shares of Stock remaining available for issuance under the Terminated Plan at the effective date of this Plan, plus (B) shares of Stock subject to any awards issued under the Terminated Plan to the extent any such award, or portion of an award, issued under the Terminated Plan, expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares of Stock without the delivery by the Company (or, in the case of restricted Stock, without vesting) of Stock or other consideration.

     (b) Maximum Awards to Covered Employees. The maximum number of shares of Stock subject to Awards that may be granted during any one calendar year to any one Covered Employee shall be limited to three hundred thousand (300,000). To the extent required by Section 162(m) of the Code and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Stock subject to the foregoing maximum with respect to which the related Award is terminated, surrendered or canceled shall nonetheless continue to be taken into account with respect to such maximum for the calendar year in which granted.

     (c) Limitation on Full Value Awards. In no event shall the Committee grant more than seven hundred fifty thousand (750,000) shares of Stock in the form of Restricted Stock, Restricted Stock Units or Unrestricted Stock. Shares of Stock subject to a Restricted Stock or Restricted Stock Unit Award which are forfeited by and/or not issued to the Participant as a result of full or partial forfeiture of the Award shall not count towards the limit in the preceding sentence. With respect to Awards of Restricted Stock, Restricted Stock Units or Unrestricted Stock (other than pursuant to Section 9(b)), the vesting schedule must be, at a minimum, (i) three years for shares that vest based on continued service to the Company, and (ii) one year for shares that vest based upon the accomplishment of Performance Measures. Notwithstanding the forgoing limitation, such Award may provide for full vesting upon a Change in Control, death, Disability or retirement (on or after age 65).

     (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company, a Subsidiary or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company, a Subsidiary or an Affiliate or the acquisition by the Company, a Subsidiary or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Shares which may be delivered under such substitute awards may be in addition to the maximum number of shares provided for in Section 4(a), provided that said additional shares shall not exceed five hundred thousand (500,000) in the aggregate over the term of the Plan (through the date that is 10 years after the date of adoption of the Plan by the Board of Directors).

5. Participation

     Participation in the Plan shall be open to all members of the Board and officers and key employees of the Company, or of any Subsidiary or Affiliate of the Company, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of Incentive Stock Options shall be limited to employees of the Company or of any Subsidiary of the Company.

     Awards may be granted to such Participants and for or with respect to such number of shares of Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to a Participant shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6. Stock Options

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to Participants Awards of Non-Statutory Stock Options and/or Incentive Stock Options. The stock option Awards granted shall be subject to the following terms and conditions.

     (a) Grant of Option. The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Company and the Participant, stating the number of shares of Stock subject to the stock option evidenced thereby, the exercise price and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

     (b) Exercise Price. The price per share payable upon the exercise of each stock option shall be determined by the Committee but shall be no less than one hundred percent (100%) of the Fair Market Value of the Stock on the Grant Date.

     (c) Payment. Stock options may be exercised in whole or in part by payment of the exercise price of the Stock to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made.

     Payment may be made in cash (or cash equivalents acceptable to the Committee) or, if provided in the Grant Agreement and permitted by applicable law, in shares of Stock which have been held by Participant or which would otherwise be issuable to Participant on exercise, or a combination of cash and such Stock, or by such other means as the Committee may prescribe. The Fair Market Value of Stock delivered on exercise of stock options shall be determined as of the date of exercise.

     The Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased Stock directly to such brokerage firm.

     (d) Term of Options. The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten (10) years from the date it is granted. Prior to the exercise of the stock option and delivery of the Stock certificates represented thereby, the Participant shall have none of the rights of a stockholder with respect to any Stock represented by an outstanding stock option.

     (e) Restrictions on Incentive Stock Options. Incentive Stock Option Awards granted under the Plan shall comply in all respects with Section 422 of the Code and, as such, shall meet the following additional requirements:

     (i) Grant Date. An Incentive Stock Option must be granted within ten (10) years of the earlier of the Plan’s adoption by the Board of Directors or approval by the Company’s stockholders.

     (ii) Exercise Price and Term. The exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date the stock option is granted and the term of the stock option shall not exceed ten (10) years. Also, the exercise price of any Incentive Stock Option granted to a Participant who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of shares of Stock of the Company or any Subsidiary of the Company shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the grant date and the term of such stock option shall not exceed five (5) years.

     (iii) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of Stock of the Company with respect to which all Incentive Stock Options first become exercisable by any Participant in any calendar year under this or any other plan of the Company and any Subsidiaries may not exceed One Hundred Thousand Dollars ($100,000) or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed One Hundred Thousand Dollars ($100,000), or other applicable amount, such stock options to the extent of the Stock in excess of such limit shall be treated as Non-Statutory Stock Options. In such case, the Company may designate the shares of Stock that are to be treated as Stock acquired pursuant to the exercise of an Incentive Stock Option.

     (iv) Participant. Incentive Stock Options shall only be issued to employees of the Company or of a Subsidiary of the Company.

     (v) Designation. No stock option shall be an Incentive Stock Option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

     (vi) Stockholder Approval. No stock option issued under the Plan shall be an Incentive Stock Option unless the Plan is approved by the stockholders of the Company within twelve (12) months of its adoption by the Board in accordance with the Bylaws of the Company and governing law relating to such matters.

     (f) Other Terms and Conditions. Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

     (g) Stock Options Granted to Non-Employee Directors

     (i) Grant of Options.

     (A) Each Non-Employee Director upon his or her initial election to the Board by the stockholders of the Company shall automatically be granted a Non-Statutory Stock Option to purchase five thousand (5,000) shares of Stock (the date of grant for such options shall be the date of the annual meeting at which such election occurs);

     (B) Upon subsequent election to the Board of Directors by the stockholders of the Company (and for Non-Employee Directors presently serving on the Board of Directors, upon his or her election to the Board at the time of stockholder approval of the Plan), each Non-Employee Director shall automatically be granted a Non-Statutory Stock Option to purchase three thousand (3,000) shares of Stock.

     (ii) Exercise Price The exercise price per share for the Stock covered by a stock option granted pursuant to this Section 6(g) shall be equal to the Fair Market Value of the Stock on the date the stock option is granted.

     (iii) Vesting. The stock options granted pursuant to this Section 6(g) shall become exercisable by the option holder in increments of twenty-five percent (25%) on each of the ninetieth (90th), one-hundred eightieth (180th), two-hundred seventieth (270th), and three-hundred sixtieth (360th) day following the date of the grant.

     (iv) Lapsing. Any stock option granted pursuant to this Section 6(g) shall lapse and terminate if:

     (A) not exercised before five (5) years from the date of the grant; or

     (B) the Company is placed under the jurisdiction of a bankruptcy court or is liquidated.

     (v) Acceleration. Every stock option granted pursuant to this Section 6(g) shall include a provision accelerating the vesting of such stock option in the event of a Change of Control of the Company;

     (vi) Limited to Non-Employee Directors. The provisions of this Section 6(g) shall apply only to stock options granted or to be granted to Non-Employee Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any stock option issued under this Plan to a participant who is not a Non-Employee Director of the Company. To the extent and consistent with the provisions of any other Section of this Plan, the provisions of this Section 6(g) shall govern the rights and obligations of the Company and Non-Employee Directors respecting stock options granted or to be granted to Non-Employee Directors. The provisions of this Section 6(g) shall not be amended more than once in any six (6) month period, other than to comport with changes in the Code.

7. Restricted Stock and Restricted Stock Units

     (a) In General. Subject to the other applicable provisions of the Plan and applicable law, the Committee may at any time and from time to time grant Restricted Stock or Restricted Stock Units to Participants, in such amounts and subject to such vesting conditions, other restrictions and conditions for the lapse of restrictions as it determines. Unless determined otherwise by the Committee, Participants receiving Restricted Stock or Restricted Stock Units are not required to pay the Company cash consideration therefor (except as may be required for applicable tax withholding).

     (b) Vesting Conditions and Other Restrictions. Each Award for Restricted Stock and Restricted Stock Units shall be evidenced by a Grant Agreement that specifies the applicable vesting conditions and other restrictions, if any, on such Award, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of the shares of Stock that are part of the Award.

     (c) Stock Issuance and Stockholder Rights.

     (i) Restricted Stock. Stock certificates with respect to Stock granted pursuant to a Restricted Stock Award shall be issued, and/or Stock shall be registered, in the Participant’s name at the time of grant of the Restricted Stock Award, subject to forfeiture if the Restricted Stock does not vest or other restrictions do not lapse. Any Stock certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award and the Participant will be required to deposit the certificates with the Company during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during the period of restriction following issuance of Restricted Stock certificates, the Participant shall have all of the rights of a holder of Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the Restricted Stock. The Committee, in its discretion, may provide that any dividends or distributions paid with respect to Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Restricted Stock to which such dividends or distributions relate.

     (ii) Restricted Stock Units. Stock certificates for the shares of Stock subject to a Restricted Stock Unit shall be issued, and/or Stock shall be registered, in the Participant’s name upon vesting and lapse of any other restrictions with respect to the issuance of Stock under such Award. The Participant will not be entitled to vote such Stock or to any of the other rights of stockholders during the period prior to issuance of the certificates for such Stock and/or the registration of the Stock. An Award of Restricted Stock Units may provide the Participant with the right to receive amounts equivalent to dividends and distributions paid with respect to Stock subject to the Award while the Award is outstanding, which payments may, in the Committee’s discretion, either be made currently or credited to an account for the Participant, and may be settled in cash or Stock, all as determined by the Committee. Unless otherwise determined by the Committee with respect to a particular Award, each outstanding Restricted Stock Unit that is entitled to receive amounts equivalent to dividends and distributions paid with respect to Stock subject to the Award while the Award is outstanding shall accrue such dividend and distribution equivalents, deferred as equivalent amounts of additional Restricted Stock Units, which amounts will be paid only when and if the Restricted Stock Unit (on which such dividend and distribution equivalents were accrued) vests and becomes payable. To the extent that a Restricted Stock Unit does not vest or is otherwise forfeited, any accrued and unpaid dividend and distribution equivalents shall be forfeited. In no event shall the transfer of a Restricted Stock Unit (including dividend and distribution equivalents that are payable in Restricted Stock Units) occur more than two and one-half (2 1/2) months after the close of the calendar year in which the Participant’s rights to such Restricted Stock Units vest. In the event the Award provides for partial vesting over multiple years, Restricted Stock Units that vest during a calendar year shall be transferred to the Participant within two and one-half (2 1/2) months after the close of the calendar year in which the Restricted Stock Units vest.

8. Stock Appreciation Rights

     (a) Award of Stock Appreciation Rights. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant Stock Appreciation Rights (“SARs”) to Participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding Incentive Stock Option Award without the consent of the Participant. SARs shall be evidenced by Grant Agreements, executed by the Company and the Participant, stating the number of shares of Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. In no event shall a SAR be exercisable more than ten (10) years from the date it is granted. The Participant shall have none of the rights of a stockholder with respect to any Stock represented by a SAR prior to exercise of the SAR.

     (b) Restrictions of Tandem SARs. No Incentive Stock Option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Stock subject to the Incentive Stock Option is greater than the exercise price for such Incentive Stock Option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

     (c) Amount of Payment upon Exercise of SARs. A SAR shall entitle the Participant to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value of one share of Stock on the exercise date over (B) the base price per share of Stock specified in the Grant Agreement, times (ii) the number of shares of Stock specified by the SAR, or portion thereof, that is exercised. The base price per share specified in the Grant Agreement shall not be less than the Fair Market Value of a share of Stock on the Grant Date. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the Participant from time to time determines to surrender for this purpose).

     (d) Form of Payment upon Exercise of SARs. Payment by the Company of the amount receivable upon any exercise of a SAR shall be made by the delivery of the number of whole shares of Stock determined by dividing the amount payable under the SAR by the Fair Market Value of a share of Stock on the exercise date.

9. Unrestricted Stock

     (a) Grant or Sale of Unrestricted Stock. Subject to the limitations contained in Section 4, the Committee in its discretion may grant or sell to any Participant shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

     (b) Election to Receive Unrestricted Stock in Lieu of Director’s Fees. Each Non-Employee Director may, pursuant to an irrevocable written election delivered to the Company no later than December 31 of any calendar year, receive all or a portion of the Directors’ fees otherwise due to him in the subsequent calendar year in Unrestricted Stock (valued at the average of the Fair Market Value for the ten (10) trading days before the date on which the Non-Employee Directors’ fees would otherwise be paid).

     (c) Restrictions on Transfers. The right to receive Unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

10. Performance Awards

     (a) In General. The Committee, in its discretion, may establish targets for Performance Measures for selected Participants and authorize the granting, vesting, payment and/or delivery of Performance Awards in the form of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Restricted Stock Units (which shall be referred to as “Performance Shares” if granted under this Section), Stock Appreciation Rights, and/or Unrestricted Stock to such Participants upon achievement of such targets for Performance Measures during a Performance Period. The Committee, in its discretion, shall determine the Participants eligible for Performance Awards, the targets for Performance Measures to be achieved during each Performance Period, and the type, amount, and terms and conditions of any Performance Awards. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

     (b) Covered Employee Targets. In connection with any Performance Awards granted to a Covered Employee which are intended to meet the performance-based compensation exception under Section 162(m) of the Code, the Committee shall (i) establish in the applicable Grant Agreement the specific targets relative to the Performance Measures which must be attained before the respective Performance Award is granted, vests, or is otherwise paid or delivered, (ii) provide in the applicable Grant Agreement the method for computing the portion of the Performance Award which shall be granted, vested, paid and/or delivered if the target or targets are attained in full or part, and (iii) at the end of the relevant Performance Period and prior to any such grant, vesting, payment or delivery certify the extent to which the applicable target or targets were achieved and whether any other material terms were in fact satisfied. The specific targets and the method for computing the portion of such Performance Award which shall be granted, vested, paid or delivered to any Covered Employee shall be established by the Committee prior to the earlier to occur of (A) ninety (90) days after the commencement of the Performance Period to which the Performance Measure applies and (B) the elapse of twenty-five percent (25%) of the Performance Period and in any event while the outcome is substantially uncertain. In interpreting Plan provisions applicable to Performance Measures and Performance Awards which are intended to meet the performance-based compensation exception under Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2), and the Committee in interpreting the Plan shall be guided by such provisions.

     (c) Nonexclusive Provision. Notwithstanding this Section 10, the Committee may authorize the granting, vesting, payment and/or delivery of Performance Awards based on performance measures other than the Performance Measures and performance periods other than the Performance Periods to employees who are not Covered Employees or to Covered Employees to the extent such Awards are not intended to meet the performance-based compensation exception under Section 162(m) of the Code and in such case waive the deadlines for establishing performance measures under Subsection (b) above.

11. Tax Withholding

     (a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock that have been purchased by the optionee on the open market or have been beneficially owned by the optionee and are not then subject to restrictions under any Company plan and with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Grant Agreement may also provide that all tax withholding obligations will be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to an Award that number of shares having an aggregate Fair Market Value (as of the date the withholding is effected) required to satisfy the minimum withholding amounts due with respect to such Award.

     (c) Notice of Disqualifying Disposition. Each holder of an Incentive Stock Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

12. Transferability

     No stock option, SAR or other unvested Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, a stock option or SAR may be exercised during the lifetime of the Participant only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative. Notwithstanding the foregoing, with the Committee’s permission expressed in the Grant Agreement or otherwise, any Award other than an Incentive Stock Option may, in the Committee’s sole discretion, be transferable by gift or domestic relations order to (i) the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law or sister-in-law, including adoptive relationships (such persons, “Family Members”), (ii) a corporation, partnership, limited liability company or other business entity whose only stockholders, partners or members, as applicable are the Participant and/or Family Members, or (iii) a trust in which the Participant and/or Family Members have all of the beneficial interests, and subsequent to any such transfer any Award may be exercised by any such transferee.

13. Adjustments; Business Combinations

     (a) Adjustments. In the event of a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters that relate to Awards and that are affected by the changes in the shares referred to above.

     (b) Change in Control. In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the Participants, which action may include, without limitation, any one or more of the following to the extent permitted by Section 409A of the Code: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the

Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Stock of the Company, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the Award.

     (c) Dissolution and Liquidation. In the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then, to the extent permitted under Section 409A of the Code, each Participant shall have the right to exercise his or her vested, outstanding stock options and Stock Appreciation Rights and to require delivery of Stock certificates, and/or registration in Participant’s name of the Stock, under any vested, outstanding Restricted Stock Unit Awards, at any time up to the effective date of such liquidation and dissolution, upon which date all Awards under the Plan shall terminate.

     (d) Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding paragraphs of this Section 13) affecting the Company, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     Except as hereinbefore expressly provided, issuance by the Company of stock of any class or securities convertible into stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock subject to Awards.

14. Termination and Amendment

     (a) Amendment or Termination by the Board. The Board, without further approval of the stockholders, may amend or terminate the Plan or any portion thereof at any time, except that no amendment shall become effective without prior approval of the stockholders of the Company to increase the number of shares of Stock subject to the Plan or if stockholder approval is required under the terms of the Plan or is necessary to comply with any tax or regulatory requirement or rule of any exchange or national automated quotation system upon which the Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant Incentive Stock Options pursuant to the Plan).

     (b) Amendments by the Committee. The Committee shall be authorized to make minor or administrative amendments to the Plan as well as amendments to the Plan that may be dictated by requirements of U.S. federal or state laws applicable to the Company or that may be authorized or made desirable by such laws. The Committee may amend any outstanding Award in any manner as provided in Section 3(c) and to the extent that the Committee would have had the authority to make such Award as so amended.

     (c) Approval of Participants. No amendment to the Plan or any Award may be made that would materially adversely affect any outstanding Award previously made under the Plan without the approval of the Participant.

15. Non-Guarantee of Employment

     Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Company or any Subsidiary or Affiliate or shall interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate an employee at any time.

16. Termination of Employment

     For purposes of maintaining a Participant’s continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Company and the Company’s Subsidiaries or Affiliates shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence that is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee’s right to reemployment shall no longer be guaranteed either by law or contract.

17. Written Agreement

     Each Grant Agreement entered into between the Company and a Participant with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

18. Non-Uniform Determinations

     The Committee’s determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and time of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

19. Limitation on Benefits

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

20. Compliance with Securities Law

     Any Stock certificates for shares issued pursuant to this Plan may bear a legend restricting transferability of the Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable securities laws of the states of the U.S. The Company may notify its transfer agent to stop any transfer of Stock not made in compliance with these restrictions. Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of Stock certificates for such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any national securities exchange or Nasdaq System upon which the Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance to the extent such approval is sought by the Committee.

21. No Trust or Fund Created

     Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. With respect to any transfer or payment not yet made to a Participant pursuant to an Award, the obligation of the Company shall be interpreted solely as an unfunded contractual obligation to make such transfer or payment in the manner and under the conditions prescribed under the written instrument evidencing the Award. Any shares of Stock or other assets set aside with respect to an Award shall be subject to the claims of the Company’s general creditors, and no person other than the Company shall, by virtue of an Award, have any interest in such shares or assets. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provisions of this Section. In no event shall any assets set aside (directly or indirectly) with respect to an Award be located or transferred outside the United States.

22. No Limit on Other Compensation Arrangements

     Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases), including without limitation the granting of stock options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights or Unrestricted Stock Units otherwise than under the Plan.

23. No Restriction of Corporate Action

     Nothing contained in the Plan shall be construed to limit or impair the power of the Company or any Subsidiary or Affiliate to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to merge or consolidate, liquidate, sell or transfer all or any part of its business or assets or, except as otherwise provided herein, or in a Grant Agreement, to take other actions which it deems to be necessary or appropriate. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary or Affiliate as a result of such action.

24. Construction; Governing Law

     The Plan is intended to constitute an equity compensation plan that does not provide for the deferral of compensation subject to Section 409A of the Code and, if any provision of the Plan is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Plan not being subject to the provisions of Section 409A.

     The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined in accordance with applicable federal laws and the laws of the State of Delaware.

25. Plan Subject to Charter and Bylaws

     This Plan is subject to the Certificate of Incorporation and Bylaws of the Company, as they may be in effect from time to time.

26. Effective Date; Termination Date

     The Plan is effective as of the date on which the Plan is approved by the stockholders of the Company. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth (10th) anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board: August 16, 2006

Date Approved by the Stockholders: __________________

APPENDIX B

CACI INTERNATIONAL INC
MANAGEMENT STOCK PURCHASE PLAN
(Amended and Restated as of July 1, 2006)

1. INTRODUCTION

     The purpose of the CACI International Inc Management Stock Purchase Plan (the “Plan”) is to provide for equity ownership in the Company by selected management employees of CACI International Inc and its subsidiaries by (1) providing for the deferral and payment of a portion of their annual incentive bonus (“Bonus”) in common stock of the Company (“Stock”), (2) permitting eligible executives use Bonuses to acquire Stock at a discount, and (3) providing eligible executives with other economic incentives to use Bonuses to acquire additional Stock.

     Under the Plan, the Compensation Committee of the Board of Directors of the Company may require that a portion of an eligible executive’s Bonus will be in the form of restricted stock units (“RSUs”). In addition, eligible executives may elect to receive RSUs in lieu of their remaining Bonus, subject to such limits, if any, as may be imposed by the Committee. The Committee may also elect to match (in the form of additional RSUs) all or a portion of the elective or mandatory Bonus deferral.

     Each RSU represents the right to receive one share of Stock upon the terms and conditions stated herein. RSUs issued in connection with elective or mandatory Bonus deferrals may be granted at a discount of up to fifteen percent (15%) from the fair market value of the Stock on the date of grant. So long as an eligible executive remains employed by the Company or its subsidiaries through the date the award vests, the executive’s RSUs will be settled in shares of Stock on the distribution date determined under the Plan.

2. DEFINITIONS

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

     “Account” means the bookkeeping account established and maintained for each Participant pursuant to Section 5(a).

     “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock (or other equity interests) in such entity.

     “Affiliated Group Member” means any member of the “affiliated group,” as such term is defined in Section 1504 of the Code (but determined without regard to Section 1504(b) of the Code), which includes the Company.

     “Award” means a Deferral Award or a Matching Award.

     “Award Agreement” means a written agreement between the Company and a Participant memorializing the terms and conditions of a Deferral Award or Matching Award granted pursuant to the Plan.

     “Award Date” means, in the case of RSUs credited pursuant to an elective or mandatory Bonus deferral, the date that the Bonus is paid or would otherwise be paid. In the case of a Matching Award, “Award Date” means the Award Date of the respective RSUs for the matched Deferral Award, or such later date as the Committee shall so designate at the time of taking formal action to grant the Matching Award.

     “Board” means the Board of Directors of the Company.

     “Bonus” means the annual incentive bonus payable to a Participant by the Company.

     “Cause” means (i) any material breach by the Participant of any agreement to which the Participant and the Company are both parties, and (ii) any act or omission justifying termination for cause in accordance with the terms of Section 3027 (or any successor provision of like meaning), Employee Terminations, of the Company’s then-current Policy and Guidelines.

     “Change in Control” means the occurrence of any one of the following events:

     (i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities; or

     (ii) persons who, as of July 1, 2006, constituted the Company’s Board (the “Incumbent Board”) cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to July 1, 2006 whose election was approved by, or who was nominated with the approval of, at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board; or

     (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

     (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

     “Code” means the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

     “Committee” means the Compensation Committee of the Board or such other committee or sub-committee of the Board as may be appointed pursuant to Section 3 of the Plan to administer the Plan.

     “Committee Delegate” means the Chief Executive Officer or other senior officer of the Company to whom duties and powers of the Board or Committee hereunder have been delegated pursuant to Section 3(b).

     “Covered Employee” means an employee of the Company or any Affiliated Group Member who is subject to Section 162(m) of the Code.

     “Deferral Award” means an award of Restricted Stock Units under the Plan pursuant to an elective or mandatory Bonus deferral. The term “Deferral Award” does not include any portion of a related Matching Award.

     “Disabled” or “Disability” means (i) the Participant is subject to a legal decree of incompetency (the date of such decree being deemed the date on which such disability occurred), (ii) the written determination by a physician selected by the Company that, because of a medically determinable disease, injury or other physical or mental disability, the Participant is unable substantially to perform each of the material duties of the Participant’s position as an Executive, and that such disability has lasted for the immediately preceding ninety (90) days and is, as of the date of determination, reasonably expected to last an additional six (6) months or longer after the date of determination, in each case based upon medically available reliable information, or (iii) the Participant’s qualifying for benefits under the Company’s long-term disability coverage, if any.

     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and any rules or regulations promulgated thereunder.

     “Executive” means U.S.-based employees of the Company and its Subsidiaries who hold the position of Senior Vice President and above.

     “Fair Market Value” of the Stock for any purpose on a particular date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

     “Fiscal Year” means the fiscal year of the Company, which currently ends on June 30th.

     “Matching Award” means an award of Restricted Stock Units that is designed to match all or a portion of the RSUs credited to a Participant’s Account in the form of elective or mandatory Bonus deferrals pursuant to the terms of the Plan.

     “Non-Employee Director” means any director who: (i) is not currently an officer of the Company, a Subsidiary or an Affiliate, or otherwise currently employed by the Company, a Subsidiary or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company, a Subsidiary or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

     “162(m) Award” means an Award intended to meet the requirements of Section 6(a)(iii)(A) of the Plan.

     “Outside Director” means any director who (i) is not an employee of the Company or of any Affiliated Group Member, (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

     “Parent” means a company, whether now or hereafter existing, within the meaning of the definition of “parent company” provided in Section 424(e) of the Code, or any successor thereto of similar import.

     “Participant” means an Executive who has been notified by the Company of his or her participation in the Plan.

     “Performance Measure” means one or more of the following criteria, or such other operating objectives, selected by the Committee to measure performance of the Company or any Subsidiary or Affiliate or other business division of same for a Performance Period, whether in absolute or relative terms: basic or diluted earnings per share of Stock; earnings per share of Stock growth; revenue; operating income or profit; net income or profit (either before or after taxes); earnings and/or net income or profit before interest and taxes; earnings and/or net income or profit before interest, taxes, depreciation and amortization; return on capital; return on equity; return on assets; net cash provided by operations; free cash flow; Stock price; economic profit; economic value; total stockholder return; gross margins and costs. Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.

     “Performance Period” means a period of not less than one year over which the achievement of targets for Performance Measures is determined.

      “Restricted Stock Unit” or “RSU” means a bookkeeping entry that represents an amount equivalent to a share of Common Stock.

     “Rule 16b-3” means Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

     “Securities Act” means the U.S. Securities Act of 1933, as amended and any rules or regulations promulgated thereunder.

     “Separation from Service” means separation from service (within the meaning of Section 409A(a)(2)(A)(i) of the Code) with the Company or a Subsidiary.

     “Stock” means common stock of the Company, par value $0.10 per share.

     “Subsidiary” and “Subsidiaries” means only a company or companies, whether now or hereafter existing, within the meaning of the definition of “subsidiary company” provided in Section 424(f) of the Code, or any successor thereto of similar import.

     “Subscription Agreement” means the written agreement whereby a Participant elects to receive all or part of the Bonus otherwise payable in cash in deferred RSUs pursuant to the terms of the Plan.

     “Value” means the following:

     (i) In the case of a RSUs credited in connection with a mandatory or elective Bonus deferral, the term “Value” means:

     (A) As of the Award Date, “Value” means the dollar amount of the mandatory or elective Bonus deferral.

     (B) As of any date subsequent to the Award Date, “Value” means the Value determined on the Award Date plus simple interest per annum on such amount at the one-year U.S. Treasury Bill rate (as published in The Wall Street Journal) in effect on the Award Date and each anniversary thereof.

     (ii) In the case of a RSUs credited in connection with a Matching Award, the term “Value” means the Fair Market Value of the Stock on the Award Date.

     “Vesting Date” means the date on which an Award becomes vested in accordance with Section 6.

3. ADMINISTRATION

     (a) Procedure. The Plan shall be administered by the Committee consisting of all members of the Compensation Committee of the Company, each of whom qualifies as an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director or a Non-Employee Director. The Committee shall have at least two (2) members at all times. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

     (b) Secondary Committees. The Board may, in its sole discretion, divide the duties and powers of the Committee by establishing one or more secondary Committees to which certain duties and powers of the Committee hereunder are delegated (each of which shall be regarded as a “Committee” under the Plan with respect to such duties and powers). Additionally, if permitted by applicable law, the Board or Committee may delegate certain of the Committee’s duties and powers hereunder to the Chief Executive Officer and/or to other senior officers of the Company subject to such conditions and limitations as the Board or Committee shall prescribe. However, only the Committee described under Subsection 3(a) may determine the amount of the discount used to calculate the Value of RSUs credited in connection with a Deferral Award and grant Matching Awards to Participants.

     (c) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to determine the amount of the discount used to calculate the Value of RSUs credited in connection with a Deferral Award and to grant Matching Awards under the Plan, prescribe Award Agreements evidencing Matching Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

     (i) determine the Participants in the Plan,

     (ii) determine the Participants in the Plan to whom, and the time or times at which, Matching Awards shall be granted,

     (iii) determine the amount of the discount (not to exceed fifteen percent (15%)) used to calculate the Value of RSUs credited in connection with a Deferral Award,

     (iv) impose such terms, limitations, vesting schedules, restrictions and conditions upon any Award as the Committee shall deem appropriate, including without limitation establishing, in its discretion, Performance Measures that must be satisfied before a Matching Award vests and/or becomes payable,

     (v) subject to the provisions of Sections 162(m) and 409A of the Code (to the extent applicable), modify or extend Awards, provided that no such action shall be taken with respect to any outstanding Award that would materially, adversely affect the Participant without the Participant’s consent,

     (vi) subject to the provisions of Section 6, waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an Award, and

     (vii) establish objectives and conditions, including targets for Performance Measures, if any, for earning Matching Awards and determining whether Matching Awards will be paid after the end of a Performance Period.

     The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary, desirable or appropriate in accordance with the Bylaws of the Company.

     (d) Limited Liability. To the maximum extent permitted by law, no member of the Board or Committee or a Committee Delegate shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

     (e) Indemnification. The members of the Board and Committee and any Committee Delegate shall be indemnified by the Company in respect of all their activities under the Plan in accordance with the procedures and terms and conditions set forth in the Certificate of Incorporation and Bylaws of the Company as in effect from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation and Bylaws, as a matter of law, or otherwise.

     (f) Effect of Committee’s Decision. All actions taken and decisions and determinations made by the Committee or a Committee Delegate on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee’s or Committee Delegate’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Participants in the Plan and any other employee of the Company, and their respective successors in interest.

4. PARTICIPATION

     Executives shall participate in the Plan and become Participants in the Plan upon notification by the Company of their participation in the Plan.

5. PLAN AWARDS

     (a) Restricted Stock Units. Participants in the Plan shall receive award of RSUs in accordance with the terms of the Plan. Each RSU awarded to a Participant shall be credited to the Participant’s Account.

     (b) Award of RSUs.

     (i) Mandatory Deferral. Twenty percent (20%) of each Bonus (or such greater or lesser percentage as the Committee shall determine) shall be payable in deferred RSUs. Any change in the percentage or amount of the Bonus that is automatically payable in deferred RSUs shall be made on or before the date specified in Section 6(a)(iii)(A) for 162(m) Awards and for other Awards on or before

December 31 of the Fiscal Year for which a Bonus is earned; provided, however, in no event may a change in the amount automatically deferred be made outside the timeframe permitted under Section 409A of the Code.

     (ii) Elective Deferrals. Each Participant may voluntarily elect to receive the remaining portion of his or her Bonus in deferred RSUs, subject to such conditions and limitations as may be imposed by the Committee. The election by any Participant to receive any remaining portion of his or her Bonus in deferred RSUs shall be made by, and only by, the filing of a completed Subscription Agreement with the Company prior to the date specified in Section 6(a)(iii)(A) for 162(m) Awards and for other Awards on or before December 31 of the Fiscal Year for which a Bonus is earned; provided, however, in no event may a deferral election be made after the last date that such deferral election must be made in order to comply with the provisions of Section 409A of the Code. An election to receive deferred RSUs in lieu of a cash Bonus is irrevocable and may not be changed. Subscription Agreements must be filed using the form supplied by the Company and filed with (and received by) the Company.

     (iii) Matching Grants. Subject to the other applicable provisions of the Plan and applicable law, the Committee may make Matching Awards. A Matching Award may be in such amount (not to exceed twenty-five percent (25%) of the Participant’s elective or mandatory deferrals) and subject to such vesting or other restrictions and conditions as the Committee determines. The grant of a Matching Award shall be made on or before the date specified in Section 6(a)(iii)(A) for 162(m) Awards and for other Awards on or before December 31 of the Fiscal Year of the Bonus deferral to which the Matching Award relates; provided, however, in no event may the grant of a Matching Award be made outside the timeframe permitted under Section 409A of the Code.

     (i) New Participants. The following provisions shall apply to an individual who becomes a Participant after the start of the Fiscal Year:

     (ii) The mandatory deferral of the Bonus for the Fiscal Year in which the Participant’s participation begins shall be shall be prorated based on the number of days remaining in the Fiscal Year after the date the Participant is notified of his or her participation in the Plan, compared to the total number of days in the Fiscal Year.

     (iii) If the Participant was not eligible to participate in any plan that must be aggregated with the Plan for purposes of Section 409A of the Code, the Participant may elect to defer a portion of his or her Bonus for the Fiscal Year. The Participant’s initial Subscription Agreement must be filed with the Company within thirty (30) days after the date on which the Participant is notified that he or she is a participant in the Plan. The initial deferral election shall be for the remainder of the current Fiscal Year and the amount deferred with respect to the Bonus for services performed in the Fiscal Year shall be prorated based on the number of days remaining in the Fiscal Year after the date the Subscription Agreement is filed with the Company, compared to the total number of days in the Fiscal Year.

     (c) Distribution Elections. Each Subscription Agreement may specify a deferred distribution date with respect to a Deferral Award (mandatory and elective) and any related Matching Award, and the election of such deferred distribution date is irrevocable. Such deferral election may apply to all or any portion of the Deferral Award and any related Matching Award. The deferred distribution date shall be expressed as a number of whole years, not less than three, following the Award Date. If no deferred distribution date is specified in the Subscription Agreement, RSUs credited in connection with the Deferral Award and any related Matching Award shall be settled on the date specified in Section 6 below. A Participant whose only Bonus deferrals consist of those required under Section 5(b)(i) (i.e., mandatory deferrals) who desires to elect a deferred distribution date, must complete a Subscription Agreement (or other election form prescribed for this purpose) containing such deferred distribution election. Any election of a deferred distribution date with respect to a Deferral Award and any related Matching Award is irrevocable and must be made at the time the Subscription Agreement is filed with the Company, but in all events on or before the last date that a deferred distribution election must be made in order to comply with the provisions of Section 409A of the Code.

     (d) Crediting RSUs. The Company shall credit each Participant’s Account on the Award Date with a whole number of RSUs determined by dividing the Value of the Award by a percentage of the Fair Market Value of the Stock on the Award Date. The percentage established by the Committee for this purpose may not be less than eighty-five percent (85%) of the Fair Market Value of the Stock on the Award Date. No fractional RSU will be credited, and the amount equivalent in value to the fractional RSU will be paid out to the Participant currently in cash.

6. VESTING AND SETTLEMENT OF RSUs

     (a) Vesting.

(i) Elective or Mandatory Deferrals. Subject to the provisions of Section 6(a)(iii), a Participant shall become fully vested in each RSU credited in connection with an elective or mandatory Bonus deferral thirty-six (36) months after the Award Date, provided that the Participant has remained continuously employed by the Company for the entire thirty-six (36) month period. In the event a Participant is still employed by the Company, a Participant shall also become fully vested in each RSU credited in connection with an elective or mandatory Bonus deferral in the event of (1) the Participant’s death, (2) the Participant’s Disability, or (3) a Change in Control.

(ii) Matching Awards. The Committee, in its discretion, may condition Matching Awards on the completion of a period of continuous employment and/or on the achievement of pre-established targets for Performance Measures during a Performance Period. The vesting schedule must be, at a minimum, (i) three years for RSUs that vest based on continued employment with the Company, and (ii) one year for RSUs that vest based upon the accomplishment of Performance Measures. Notwithstanding the forgoing limitation, such Award may provide for full vesting upon a Change in Control, death, Disability or retirement (on or after age 65).

(iii) Performance Based Awards to Employees.

     (A) 162(m) Awards. If an Award is made to a Covered Employee, and such Award is intended to meet the performance-based compensation exception under Section 162(m) of the Code, then the Committee shall (i) establish in the applicable Award Agreement (or other appropriate document) the specific targets relative to the Performance Measures which must be attained before the Award is granted in the case of a Deferral Award or granted, vests or is otherwise paid or delivered in the case of a Matching Award, (ii) provide in the applicable Award Agreement (or other appropriate document) the method for computing the portion of the Award which shall be granted, vested, paid and/or delivered if the target or targets are attained in full or part, and (iii) at the end of the relevant Performance Period and prior to any such vesting, payment or delivery certify the extent to which the applicable target or targets were achieved and whether any other material terms were in fact satisfied. The specific targets and the method for computing the portion of such Award which shall be granted, vested, paid or delivered to any Covered Employee shall be established by the Committee prior to the earlier to occur of (A) ninety (90) days after the commencement of the Performance Period to which the Performance Measure applies and (B) the elapse of twenty-five percent (25%) of the Performance Period and in any event while the outcome is substantially uncertain. In interpreting Plan provisions applicable to Performance Measures and Awards which are intended to meet the performance-based compensation exception under Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2), and the Committee in interpreting the Plan shall be guided by such provisions.

     (B) Other Matching Awards. The Committee may authorize the granting of Matching Awards based on performance measures other than the Performance Measures and performance periods other than the Performance Periods to employees who are not Covered Employees or to Covered Employees to the extent such Matching Awards are not intended to meet the performance-based compensation exception under Section 162(m) of the Code and in such case waive the deadlines for establishing performance measures under Subsection (A) above.

     (iv) Employment Requirement. Except as otherwise provided in the Award Agreement, in addition to meeting Performance Measures (or other performance criteria), a Participant must remain in the continuous employ of the Company or a Subsidiary for the specified Performance Period in order to become vested in a Matching Award.

     (b) Settlement Following Vesting. Unless the Participant has elected a deferred distribution date, the Company shall issue to the Participant one share of Stock for each RSU covered by the Award thirty (30) days after the applicable Vesting Date with respect to such RSU. If a Participant has elected a deferred distribution date, the Company shall issue to the Participant one share of Stock with respect to each vested RSU that is subject to such election, thirty (30) days after the earlier of: (1) the deferred distribution date specified by the Participant in the Subscription Agreement; (2) the date of the Participant’s death, (3) the date the Participant is determined to be disabled (within the meaning of Section 409A(a)(2)(C) of the Code), or (4) the date of the Participant’s Separation from Service; provided, however, that any distribution to a specified employee (within the meaning of Section 409A(2)(B) of the Code) on account of a Separation from Service may not be made before the date which is six (6) months after the date of Separation from Service (or, if earlier, the date of death). The issuance of such Stock shall be in full settlement of the Award.

     (c) Settlement Prior to Vesting. The following provisions shall apply if a Participant terminates employment with the Company prior to his or her Vesting Date:

     (i) Deferral Awards.

     (A) Voluntary Termination; Termination For Cause. If a Participant voluntarily terminates employment with the Company, or is terminated for Cause prior to the Vesting Date with respect to one or more Deferral Awards, then the RSUs covered by such Deferral Awards shall be canceled and the Participant shall receive a cash payment thirty (30) days following the Participant’s Separation from Service equal to the lesser of (a) the Value of such Deferral Awards, or (b) a cash payment equal to the number of the RSUs covered by such Deferral Awards multiplied by the Fair Market Value of the Stock on the date of the Participant’s Separation from Service. In the case of a Section 162(m) Awards, the number of RSUs covered by such Awards shall be adjusted as of the date of termination in accordance with the provisions of Section 6(d).

     (B) Termination Without Cause. If the Company terminates a Participant’s employment without Cause prior to the Vesting Date with respect to one or more Deferral Awards, then the RSUs covered by such Deferral Award shall be canceled and the Participant shall receive a payment thirty (30) days following the Participant’s Separation from Service determined as follows: The number of RSUs covered by such Deferral Awards shall be multiplied by a fraction, the numerator of which is the number of full months that the Participant was employed by the Company after the Award Date and the denominator of which is thirty-six (36); the Participant shall be deemed vested in such RSUs and shall receive the resulting number of such vested RSUs in shares of Stock. With respect to the remaining portion of such Deferrals Awards (consisting of nonvested RSUs), the Participant shall receive cash in an amount equal to the lesser of (a) the Value of such remaining portion, or (b) an amount equal to the number of such RSUs covered by the remaining (nonvested) portion of such Deferral Awards multiplied by the Fair Market Value of the Stock on the date of the Participant’s Separation from Service. In the case of a Section 162(m) Awards, the number of RSUs covered by such Awards shall be adjusted as of the date of termination in accordance with the provisions of Section 6(d).

     (ii) Matching Awards. If a Participant terminates employment with the Company prior to his or her Vesting Date with respect to a Matching Award, the Participant shall forfeit all amounts credited to his or her Account with respect to such Matching Award.

     (d) 162(m) Deferral Awards.

     (i) Failure to Meet Performance Measures. If the Performance Measures established with respect to a Deferral Award are not met with respect to a Performance Period, then the RSUs covered by such Deferral Award shall be adjusted so that the Participant’s Account reflects a number of RSUs determined by dividing the dollar amount of the Participant’s elective or mandatory Bonus deferrals by the Fair Market Value of the Stock on the Award Date. No fractional RSU will be credited, and the Participant’s Account shall be credited with an amount equivalent in value to the fractional RSU.

     (ii) Termination of Employment. If a Covered Employee terminates employment prior to the end of the Performance Period, then the Performance Period shall be deemed to have ended (and the extent to which the Performance Measures have been met shall be determined) as of the end of the Fiscal Year preceding date of termination. For Fiscal Years in the original Performance Period that ended in or after the date of termination, the Performance Measures for such Fiscal years shall be deemed to have not been met, and number of RSUs covered by a Deferral Award shall be adjusted in accordance with Section 6(d)(i) above.

     (e) Committee’s Discretion. The Committee shall have complete discretion to determine the circumstances of a Participant’s Separation from Service, including whether the same results from voluntary termination, Disability or termination by the Company, and the Committee’s determination shall be final and binding on all parties and not subject to review or challenge by any Participant or other person.

     (f) Limitation on Distributions. In no event may a distribution be made other than as permitted under Section 409A of the Code.

     (g) Method of Settlement. Shares of stock to be issued by the Company upon settlement of vested RSUs shall be purchased by the Company on the open market and, subject to the requirements of Section 10, immediately thereafter issued for the benefit of the Participant.

7. DESIGNATION OF BENEFICIARY

     A Participant may designate one or more beneficiaries to receive payments or shares of Stock in the event of his/her death. A designation of beneficiary shall apply to a specified percentage of a Participant’s entire interest in the Plan. Such designation, or any change therein, must be in writing and shall be effective upon receipt by the Company. If there is no effective designation of beneficiary, or if no beneficiary survives the Participant, the Participant’s estate shall be deemed to be the beneficiary.

8. SHARES AVAILABLE; MAXIMUM NUMBER OF RSUS; ADJUSTMENTS

     (a) Shares Issuable. The aggregate maximum number of shares of Stock available for issuance under the Plan shall be five hundred thousand (500,000). For purposes of this limitation, the shares of Stock underlying any RSUs that are canceled shall be added back to the shares of Stock available for issuance under the Plan.

     (b) Adjustments. In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of Stock or securities with respect to which RSUs shall thereafter be granted; (ii) the number of and kind of shares remaining subject to outstanding RSUs; (iii) the number of RSUs credited to each Participant’s Account; and (iv) the method of determining the Value of RSUs. In the event of any proposed merger, consolidation, sale, dissolution or liquidation of the Company, all non-vested RSUs shall become fully vested upon the effective date of such merger, consolidation, sale dissolution or liquidation and the Committee in its sole discretion may, as to any outstanding RSUs, make such substitution or adjustment in the aggregate number of shares available for issuance under the Plan and the number of shares subject to such RSUs as it may determine on an equitable basis and as may be permitted by the terms of such transaction, or terminate such RSUs upon such terms and conditions as it shall provide. In the case of the termination of any vested RSU, the Committee shall provide payment or other consideration that the Committee deems equitable in the circumstances, provided that such payment (including the timing thereof) otherwise complies with the provisions of Section 409A of the Code.

     (c) Maximum Award. The maximum dollar value of RSUs granted to any Participant under the Plan for any Fiscal Year, determined as of the Award Date for the respective Deferral Award based on one hundred percent of the Fair Market Value of the underlying Stock on such date, shall be no greater than 100% percent of the Bonus payable to such Participant for such Fiscal Year.

9. AMENDMENT OR TERMINATION OF PLAN

     (a) The Company reserves the right to amend, suspend or terminate the Plan at any time, by action of the Board, provided, however, that (i) no such action by the Board shall materially and adversely affect a Participant’s rights under the Plan with respect to RSUs awarded and vested before the date of such action, (ii) any such action shall be subject to approval by the Company’s shareholders to the extent required by the Act to ensure that awards are exempt under Rule 16b-3 promulgated under the Act, and (iii) no such action shall accelerate the date for any payment of (or with respect to) a RSU.

     (b) Notwithstanding the foregoing, the Board may (without the approval or consent of any Participant):

     (i) Make such amendments or modifications to the Plan, Subscription Agreements and Award Agreements that the Board, in its sole and absolute discretion, determines are necessary or desirable in order to address and conform the provisions of the Plan to the provisions of Section 409A of the Code; or

     (ii) Elect to terminate the Plan and provide payment or other consideration that the Committee deems equitable in the circumstances:

     (A) in connection with the termination of all arrangements sponsored by the Company (and any other company that is deemed to be part of a single service recipient for purposes of Section 409A of the Code) that are required to be aggregated under Section 409A of the Code, provided that (i) no payments (other than those payments that would have been made had the termination not occurred) are made within twelve (12) months of the date of termination; (ii) all payments with respect to RSUs are made within twenty-four (24) months of the date of termination; and (iii) neither the Company (or any other company that is deemed to be part of a single service recipient for purposes of Section 409A of the Code) adopts a new arrangement that would have been aggregated with the Plan under Section 409A of the Code within five (5) years from the date of termination;

     (B) within thirty (30) days prior to, or twelve (12) months following, a Change In Control (as long as such Change in Control also constitutes a “change in control” for purposes of Section 409A of the Code), provided that all substantially similar arrangements that are sponsored by the Company (and any other company that is deemed to be part of a single service recipient for purposes of Section 409A of the Code) are terminated and all RSUs are paid out within twelve (12) months of the date of termination; or

     (C) within twelve (12) months of a corporate dissolution that is taxed under Section 331 of the Code or with the approval of a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(1)(A), provided that payment with respect to such RSUs is made as soon as administratively practicable thereafter.

     (c) No such termination, amendment or modification shall be deemed to materially and adversely affect any RSUs previously awarded under the Plan.

10. MISCELLANEOUS PROVISIONS

     (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares of Stock under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock as it deems appropriate.

     (b) Withholding. Participation in the Plan is subject to any required tax withholding on wages or other income of the Participant in connection with the Plan. Tax withholding obligations may be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to an Award that number of shares having an aggregate Fair Market Value (as of the date the withholding is effected) required to satisfy the minimum withholding amounts due with respect to such Award. Each Participant also agrees, by entering the Plan, that the Company shall have the right to deduct any such taxes, in its sole discretion, from any amount payable to the Participant under the Plan or from any payment of any kind otherwise due to the Participant.

     (c) Notices; Delivery of Stock Certificates. Unless otherwise provided by the Company, (i) any notice required or permitted to be given by the Company or the Committee pursuant to the Plan shall be deemed given when personally delivered or deposited in the United States mail, registered or certified, postage prepaid, addressed to the Participant at the last address shown for the Participant on the records of the Company, and (ii) notices to or documents filed with the Company shall be personally delivered or deposited in the United States mail, registered or certified, postage prepaid, addressed to the Company to the attention of its Director of Business Operations (or such other person as may be designated by the Company) at its principal office. Delivery of stock certificates to persons entitled to receive them under the Plan shall be deemed effected for all purposes when the Company or a share transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to such person at his/her last known address on file with the Company.

     (d) Nontransferability of Rights. During a Participant’ lifetime, any payment or issuance of shares under the Plan shall be made only to him/her. No RSU or other interest under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt by a Participant or any beneficiary under the Plan to do so shall be void. No interest under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of a Participant or beneficiary entitled thereto. Notwithstanding the foregoing, with the Committee’s permission expressed in the Award Agreement or otherwise, the right to receive Stock in settlement of an RSU may, in the Committee’s sole discretion, be transferable by gift or domestic relations order to (i) the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law or sister-in-law, including adoptive relationships (such persons, “Family Members”), (ii) a corporation, partnership, limited liability company or other business entity whose only stockholders, partners or members, as applicable are the Participant and/or Family Members, or (iii) a trust in which the Participant and/or Family Members have all of the beneficial interests.

     (e) Company’s Obligations To Be Unfunded and Unsecured. The obligation of the Company to make payments with respect to Awards hereunder shall be interpreted solely as an unfunded contractual obligation to make such payments in the manner and under the conditions prescribed hereunder and under the terms of the Award. Any assets set aside with respect to amounts payable under an Award shall be subject to the claims of the Company’s general creditors, and no person other than the Company shall, by virtue of the provisions of the Plan or an Award, have any interest in such assets. In no event shall any assets (including Stock) that directly or indirectly set aside with respect to amounts payable under an Award be located or transferred outside the United States. Neither the Participant nor any other person shall have any interest in any particular assets of the Company by reason of the right to receive a payment or distribution under an Award, and the Participant or any such other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan or an Award.

     (f) Compliance with Section 409A. Notwithstanding anything herein to the contrary, the Plan shall be administered in conformance with the provisions of Section 409A of the Code and all deferral elections and distributions hereunder shall be made in accordance with the provisions of Section 409A.

     (g) Non-Guarantee of Employment. Nothing in the Plan or in any Award thereunder shall confer any right on an employee to continue in the employ of the Company or any Subsidiary or shall interfere in any way with the right of the Company or any Subsidiary to terminate an employee at any time.

     (h) Non-Uniform Determinations. The Committee’s determinations under the Plan (including without limitation determinations of the persons to receive Matching Awards, the amount of Awards, the terms and provisions of Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

     (i) Governing Law. The terms of the Plan shall be governed, construed, administered and regulated in accordance with the laws of the State of Delaware. In the event any provision of this Plan shall be determined to be illegal or invalid for any reason, the other provisions shall continue in full force and effect as if such illegal or invalid provision had never been included herein.

     (j) Effective Date of Amended and Restated Plan. This amended and restated Plan is effective as of the date on which the amended and restated Plan is approved by the stockholders of the Company. Notwithstanding the forgoing, any provision which is contained in this amended and restated Plan and which is required to be effective as of January 1, 2005 (or such other date as may be required) in order to comply with the provisions of Section 409A of the Code shall be effective as of the date necessary for the plan to comply with Section 409A of the Code.

CACI INTERNATIONAL INC 1100 N. GLEBE RD. ARLINGTON, VA 22201

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VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CACI International Inc, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CACIN1	KEEP THIS PORTION FOR YOUR RECORDS
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CACI INTERNATIONAL INC

1. Election of Directors
Nominees for election to the Company’s Board of Directors:
01) Herbert W. Anderson 02) Paul M. Cofoni 03) Peter A. Derow 04) Gregory G. Johnson 05) Richard L. Leatherwood	06) J. Phillip London 07) Barbara A. McNamara 08) Warren R. Phillips 09) Charles P. Revoile			For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
				0	0	0

Vote on Proposals								For	Against	Abstain

2.		Approval of the 2006 Stock Incentive Plan.						0	0	0

3.		Approval of the Amended and Restated Management Stock Purchase Plan.						0	0	0

4.		Approval of adjournment of the meeting if necessary to permit further solicitation of proxies.						0	0	0

5.		Ratification of the appointment of Ernst & Young LLP as independent auditors.						0	0	0

Please complete, date, sign and mail this proxy card in the enclosed prepaid envelope.

For comments, please check this box and write them on the back where indicated.			0

	Yes	No
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Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)			Date

Common Stock	CACI INTERNATIONAL INC
PROXY FOR NOVEMBER 16, 2006 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints J.P. London and Warren R. Phillips, and each of them, as Proxies of the undersigned, each with full power of substitution, to vote all of the shares of Common Stock of CACI International Inc the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of CACI International Inc to be held at the Fairview Park Marriott, 3111 Fairview Park Drive, Falls Church, Virginia 22042, on November 16, 2006 at 9:30 a.m. Eastern Standard Time and at any adjournment thereof.

The Board of Directors recommends a vote "FOR" all items on the reverse side, as more fully described in the accompanying Proxy Statement.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS ON THE REVERSE SIDE. As of the date of the Proxy Statement, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Please sign exactly as your name is shown on this proxy card. If signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are owned jointly, each owner should sign. If the signer is a corporation, the full corporate name shall be given, and the proxy card shall be signed by a duly authorized officer.

By my signature, on the reverse side of this proxy, I acknowledge receipt of the Notice and Proxy Statement for the Annual Meeting of Stockholders of CACI International Inc.

COMMENTS:

(If you noted any comments on the lines above, please check the corresponding comments box on the reverse side)